 FFTW FUNDS, INC.
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                                                              Semi-Annual Report
                                                                   June 30, 2002

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 200 PARK AVENUE
 NEW YORK, NY 10166
 TELEPHONE 212.681.3000
 FACSIMILE 212.681.3250

FFTW FUNDS, INC.

  PRESIDENT'S LETTER

                                                                August 26, 2002

Dear Shareholders,

        We are pleased to present the Semi-Annual Report of FFTW Funds, Inc., for the six months ended June 30, 2002.

        In our continued effort to provide easy access to our Funds, FFTW Fund's Worldwide Core Portfolio and International Portfolio are available through Fidelity (800.544.6666). In addition, the Limited Duration and International Portfolios are available through the Charles Schwab & Co., Inc. Mutual Fund Marketplace (800.225.8570).

        FFTW is pleased to invite our clients and their consultants to participate in quarterly conference calls with senior portfolio managers to discuss our Funds. These regular calls provide a forum for open discussion on current market developments and outlook and FFTW's portfolio strategy. If you are interested in participating, please call Sarah Brown at 212.681.3002 for details.

        We appreciate your participation in FFTW Funds. In our continuing effort to meet your investment needs, we would welcome the opportunity to discuss the objectives and results of each of our portfolios with you.

Sincerely,

/s/ O. John Olcay

O. John Olcay
Chairman of the Board and President
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FFTW FUNDS, INC.

  TABLE OF CONTENTS

MARKET REVIEW - General Market                                  1

PORTFOLIO REVIEWS - U.S. Portfolios                             3

PERFORMANCE - U.S. Portfolios                                   6

PORTFOLIO REVIEWS - Global and International Portfolios         7

PERFORMANCE - Global and International Portfolios               9

MARKET OUTLOOK                                                 10

SCHEDULES OF INVESTMENTS
                        U.S. Short-Term Portfolio              11
                        Limited Duration Portfolio             14
                        Inflation-Indexed Hedged Portfolio     17
                        Mortgage-Backed Portfolio              18
                        Worldwide Portfolio                    25
                        Worldwide Core Portfolio               35
                        International Portfolio                45
                        Emerging Markets Portfolio             50

STATEMENTS OF ASSETS AND LIABILITIES                           53

STATEMENTS OF OPERATIONS                                       55

STATEMENTS OF CHANGES IN NET ASSETS                            57

FINANCIAL HIGHLIGHTS                                           61

NOTES TO FINANCIAL STATEMENTS                                  69

FFTW Funds, Inc.

  Market Review
  JUNE 30, 2002 (UNAUDITED)

With the release of economic data indicating a surprisingly strong upturn (retail sales, jobless claims, consumer confidence), the US economy enjoyed a strong start to 2002. As a result, the Federal Reserve kept key rates on hold at their meeting on January 30. Volatility, however, increased due to the introduction of a more stringent bond rating process by Standard & Poors and Moody's and spiked at the beginning of the February as negative headlines hit key sectors, triggering a major sell-off. The focus on accounting practices intensified further, and ratings downgrades pushed spreads wider. However, strengthening economic indicators continued in February with an upward revision of fourth quarter 2001 GDP to 1.4%, and spreads stabilized as equity markets rose on the back of Federal Reserve Chairman Alan Greenspan's dovish testimony. The strength of month-end economic data, along with Mr. Greenspan's positive testimony to the US Congress, boosted equity markets. During its March 19 meeting, the Federal Reserve removed its easing bias and went back to neutral with some economists expecting first quarter economic growth in the US to be upwards of 5%.

In Europe, economic data released in early January was disappointingly weak. Doubts remained about the strength of any possible recovery, while on the inflation side the introduction of Euro coins and notes created some inflationary pressures during January and February. Throughout the first quarter of the year, business confidence improved only because the medium term expectations component of most European business indices ticked higher. As March progressed, Euro area growth, supported by the US recovery, picked up more vigorously than anticipated. However, by the end of May, expectations started to lose momentum as retail sales in most European countries continued to disappoint while unemployment started to rise again.

The first quarter of 2002 brought no relief for Japan's contracting economy. Investors maintained their risk aversion amidst news of further corporate failures. The long-awaited anti-deflationary package released in February disappointed investors as it pointedly ignored problems in the banking industry. Following the release, the Band of Japan decided on another increase of outright JGB purchases while stating that they would take all possible measures to secure the stability of the financial markets before the fiscal year end of March 31. Equity markets rallied significantly on the back of these announcements. While fourth quarter real GDP declined by 1.2%, weak fundamental data had little impact on markets due to expectations of an up-trend from a US-led economic recovery. The government raised its economic assessment slightly for the first time in almost two years, due to improving private consumption, exports and inventory adjustments.

In March, US corporate bonds continued to rally with equity prices and supply was readily met by strong demand due to the increase in investors' risk appetite. European credit was slower as volatility remained high and a lack of liquidity was exacerbated by the reluctance of institutional investors to participate until stability returned. US corporate credits suffered from lower-than-anticipated growth in telecommunications, a poorly received Ford Motor Company restructuring plan, and negative bond ratings actions drove spreads wider. In Europe, although telecommunications spreads tightened dramatically at the beginning of the year, the early momentum dwindled in response to the mixed US economic data and related concerns over the speed of the recovery.

The second quarter of 2002 saw several broad themes. The markets were impacted by geopolitical concerns, primarily the ongoing turmoil in the Middle East, by conflicting data and sentiment on the outlook for a global recovery, by increasing signs of lingering equity market weakness, by a consensus view on a weaker US dollar and by growing tribulations in the corporate debt market. Weakness in the equity markets, uncertainty regarding the strength and speed of the US economy and growing concerns about accounting irregularities dominated the second quarter. Treasury yields, while volatile, were largely range-bound throughout April and May. Early remarks by the Federal Reserve Chairman that indicated a slower monetary tightening path made the economic environment supportive of bonds. However, conflicting data made inter-month market direction difficult to gauge.

Corporate bonds had a volatile second quarter as accounting scares and global equity market weakness dominated the markets. US corporate credit, as represented by the Salomon BIG Credit Index, underperformed Treasuries by 188 basis points as spreads widened by over 30 basis points due to the increased volatility. Name-specific volatility

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)
was extremely high, particularly in the telecommunications sector, as Worldcom was downgraded to junk status and a number of other high profile companies had their bond ratings lowered.

European corporate bonds fared slightly better, underperforming governments by only 10 basis points over the quarter. However, volatility was once again led by the telecommunications sector and one of the largest issuers in the market, France Telecom, was downgraded two notches by Moody's to Baa3.

Economic releases throughout the second quarter supported a cyclical recovery scenario in Japan. The government and Bank of Japan (BOJ) raised the economic assessment slightly for the third consecutive month in May and released a stronger than expected BOJ Tankan report on July 1. The BOJ likewise revised upwards the lower limits of the Gross Domestic Product, Consumer Price Index and Wholesale Price Index outlook for fiscal 2002. Although Prime Minister Koizumi's party LDP won an election in late April, popular support for his cabinet waned due to the slow progress of reform and perpetual political scandals. Throughout the quarter the market anticipated negative rating agency actions. In the first such move, Standard & Poors downgraded Japan's sovereign rating to AA- in April, while keeping a negative outlook as a result in the delays of structural reforms. The timing of this downgrade was a surprise, following a string of increasingly positive data. In a move that was postponed from mid to late May, Moody's also downgraded Japan's domestic debt from AA3 to A2 stable. While these downgrades only marginally impacted the market, as both had generally been anticipated and priced into expectations, they did have the perverse effect of causing government-guaranteed agency bonds issued internationally and some Japanese corporate bonds to hold higher ratings than JGBs. Weak domestic and global equities, coupled with the strong yen, prompted strong demand for JGBs by both domestic investors and international investors.

The global recovery and risk-appetite themes that had been dominating the foreign exchange market during the first quarter came to a halt in April. With geopolitical tension building in the Middle East, spikes in oil prices and weakness in global equity markets, the US dollar was clearly under pressure and continued to face an uncertain future. Political tensions in the Middle East and Venezuela heightened inflation expectations, in part due to fears of higher oil prices. While a short-lived equity market rally along with a strong retail sales report in mid-May tempered the US dollar's near-term downside, concerns on the current account deficit, decreasing capital flows into the US and the potential Federal Reserve tightening continued to exert downward pressure on the US dollar. The larger than expected US Treasury refunding package in May was countered by a series of weak economic data, keeping bond yields firm. A brief period of strong equity performance in mid-May pushed bond yields towards the higher end of their trading range. Nevertheless, renewed equity weakness and a growing loss of confidence in American financial markets, due both to a weakening dollar and reported corporate accounting irregularities, caused yields to decline and the yield curve to steepen through the end of June. The situation was exacerbated by concerns about whether the US Congress would approve an increase in the debt ceiling. Any remaining uncertainty about the Federal Reserve's response to developments was eliminated when, at the June 26 meeting, it left rates unchanged and retained a neutral bias.

Weak economic data in June raised questions about US growth prospects and the strength of the global recovery. In the early part of the second quarter, the euro failed to benefit from more upbeat economic data and weakness in the US dollar and remained largely range-bound. While the market positions favored the euro, which strengthened against the US dollar, European political and structural uncertainties prevented the euro from moving much higher. The big surprise in the second quarter was the yen, which appreciated versus the US dollar throughout the quarter. Based upon support from slower than anticipated capital outflows and a firmer Nikkei, the yen actually led the rally against the US dollar despite Bank of Japan interventions to stabilize the currency and increase exports.

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FFTW Funds, Inc.

  Portfolio Reviews - U.S. Portfolios
  JUNE 30, 2002 (UNAUDITED)

U.S. SHORT-TERM PORTFOLIO

LIMITED DURATION PORTFOLIO

The U.S. Short-Term and Limited Duration Portfolios invest in similar short and intermediate term investments. The Portfolios differ only on a duration basis, with the U.S. Short-Term Portfolio positioned with a shorter duration and the Limited Duration Portfolio positioned with a longer duration.

The portfolios began the first quarter of 2002 with a neutral duration position versus the benchmark and an overweight allocation to the asset-backed (ABS) market. The ABS market had a strong first quarter following an apathetic end to 2001. Spreads on most generic sectors tightened during the first quarter. Even less liquid sectors such as home equity saw some improvement. Furthermore, fixed-rate ABS paper across all prepayment-sensitive sectors witnessed a drop in the cost of holding premium dollar-priced assets as rates rose in anticipation of future Federal Reserve rate hikes. Consequently, the overweight asset-backed position accounted for much of the out-performance during the first three months of the year. A small overweight agency position was maintained from the previous quarter and had a marginally positive impact on performance for the quarter.

During the second quarter, concerns over corporate profits, stock market weakness, accounting issues, and the pace of the economic recovery attracted investors to the triple-A asset-backed market. This flight to quality bid caused top-tier ABS spreads to improve slightly during the quarter. Fixed-rate ABS securities out-performed comparable US Treasuries, while floating securities matched LIBOR. Spreads for off-the-run names and subordinate paper began to improve during the month of April. Additionally, select bonds in the airline sector saw performance improvement. Thus, the portfolios' holdings in this sector added to incremental returns. Overall, the overweight ABS position was a positive contributor to performance in the second quarter.

Towards the beginning of the second quarter, we entered a yield curve flattening position in the Limited Duration Portfolio. This position was implemented in an effort to take advantage of the steepness between the two- and five-year parts of the curve. This position detracted slightly from returns due to the yield curve remaining steep and the high cost of carry.

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FFTW FUNDS, INC.

  PORTFOLIO REVIEWS - U.S. PORTFOLIOS (CONTINUED)
  JUNE 30, 2002 (UNAUDITED)

INFLATION-INDEXED HEDGED PORTFOLIO

The environment for US Treasury inflation protection securities (TIPS) was excellent in the first half of 2002. The Federal Reserve kept its fed funds rate at highly accommodative levels in order to resuscitate the US economy, an action that some believed could be inflationary in the medium term. With the US economy growing at 5% in the first quarter and 1% in the second quarter, the demand for raw materials led to higher oil and other commodity prices. The urban, non-seasonally adjusted consumer price index, which is used for TIPS inflation accrual, grew at a rate of over 3.5% for the first half of the year. In a period during which bond yields declined significantly, TIPS provided excellent income and price return. Year-to-date, the absolute return of the portfolio was 7.5%.

We anticipated that real yields would continually decline, whereas inflation would eventually rise. In order to express our positive assessment of the TIPS market, the portfolio was overweight the long end of the TIPS yield curve in the first quarter. On the other hand, in terms of security selection, we favored the on-the-run benchmark securities such as the January 2012 TIPS issue, as TIPS attractiveness lead investors to accumulate the most liquid security in the 10-year basket. These positions added to returns in the first quarter.

In the second quarter, as the economy entered a soft spot, the portfolio maintained its duration overweight while real yields declined. This position added to returns. Elsewhere, based on breakeven inflation analysis against the yield nominal bonds, the portfolio was overweight the 10-year part of the yield curve against the 30-year portion of the yield curve, as we believed that the market was pricing inflation too low over the next 10 years. Along the same theme, the portfolio was overweight the 2008 issue versus the 2007 issue for additional yield pickup. These two positions had no impact on returns.

MORTGAGE-BACKED PORTFOLIO

MARKET ENVIRONMENT

The mortgage sector got off to a robust start in the first quarter of 2002 as market fundamentals created a positive environment for mortgage valuations. Higher yields, a steep yield curve, and range-bound interest rates lead to purchase demand from banks, money managers, agencies and others. Through the end of February, 10-year US Treasury yields did not close lower than 4.83% or higher than 5.16%. In early March, mortgages suffered as US interest rates moved higher. However, the environment for mortgages improved markedly in the second half of the month, as ten-year US Treasuries settled into a higher but stable range. The drop in realized volatility coupled with lower originator volume helped mortgages overcome the poor performance in the early part of the month. For the quarter, the mortgage sector generated positive excess returns of over 1% versus US Treasuries.

After the torrid pace of spread tightening in the beginning of the year, demand for mortgages slowed somewhat in the second quarter. Falling mortgage rates and rising volatility were detrimental to the sector, leaving investors concerned about prepayments and supply that could come with new lows in mortgage rates. Government agencies (e.g. FNMA and FHLMC) in particular were noticeably absent from the normal stable of buyers as the combination of tight mortgage spreads and higher funding costs led to a significant slowdown in agency portfolio growth. By the end of June, mortgage rates had moved below 6.5% for the first time since November 2001. Despite these obstacles, however, mortgage spread widening was relatively small as a result of bank demand and crossover buying from credit-weary investors. Over the quarter, the mortgage sector still managed to generate about 10 basis points of positive incremental returns versus US Treasuries as a result of their higher yields.

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

INVESTMENT ACTIVITY

We began the period with a positive outlook on mortgages as valuations were attractive and implied option volatility appeared at elevated levels. After reaching an all-time high in early November 2001 the Mortgage Banker's Association (MBA) refinancing index had fallen to 1283 by the end of the year. Supply pressures began to subside in the origination market and the outlook for demand was good given a steep yield curve and active CMO production. We entered 2002 with an overweight position in mortgages hedged versus US Treasuries. This position was neutralized in March in reaction to the significant tightening in the sector, and added to performance of the portfolio. Performance of other off-benchmark positions had little impact during the first quarter. During the second quarter, the portfolio remained neutral in terms of overall mortgage holdings, but had a number of off-benchmark positions. Interest-only securities, in particular, performed well during the second quarter. Despite lower interest rates and faster prepayment projections for the mortgage sector, the attractive yields of the interest-only securities helped keep spreads intact and ended up adding modestly to performance during the period.

With regard to our core mortgage holdings, the portfolio maintained a strategy throughout the first half of 2002 of owning specified pools in higher coupons and TBA pass-throughs in the lower coupons. Because higher coupons carry increased prepayment risk, we sought to minimize this risk by finding pools with inherent prepayment protection, such as those with lower average loan-balances. At the same time, exposure to lower-coupon pass-throughs was maintained in TBA securities that are impacted less by differences in prepayment rates and that often enjoy sub-LIBOR funding in the dollar-roll market. Any extra cash generated by this strategy was then invested in floating-rate and short duration fixed-rate instruments that yield 10 to 40 basis points over LIBOR. As a whole, the core pass-through strategy added about 10 basis points to portfolio performance in the first half of 2002.

Otherwise positive performance in the portfolio was negated during the first half by poor performance in the mortgage credit sector. The last of the remaining franchise loan ABS holdings was liquidated at a loss during the quarter, costing the portfolio about 40 basis points of performance.

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FFTW FUNDS, INC.

  PERFORMANCE - U.S. PORTFOLIOS
  JUNE 30, 2002 (UNAUDITED)

        Average Annual Total Return for the periods ended June 30, 2002:

                                        Six months
                                          ended        One        Five       Ten         Since
                                         6/30/02       Year      Years      Years     Inception(1)
U.S. SHORT-TERM PORTFOLIO                 1.24%       3.17%      5.05%      4.74%         5.13%

Merrill Lynch 1-2.99 Year Treasury
  Index                                   2.38%       6.66%      6.48%      6.02%         6.74%

Merrill Lynch 3-6 Month Treasury Index    1.00%       2.95%      5.12%       N/A          5.01%

      (1) U.S. Short Term Portfolio commenced operations on December 6,
      1989.

                                        Six months
                                          ended        One        Five       Ten         Since
                                         6/30/02       Year      Years      Years     Inception(2)
LIMITED DURATION PORTFOLIO                2.80%       6.48%      6.45%       N/A          6.03%

Merrill Lynch 1-2.99 Year Treasury
  Index                                   2.38%       6.66%      6.48%       N/A          5.98%

      (2) Limited Duration Portfolio commenced operations on July 26,
      1993.

                                        Six months
                                          ended        One        Five       Ten         Since
                                         6/30/02       Year      Years      Years     Inception(3)
INFLATION-INDEXED HEDGED PORTFOLIO        7.04%       8.38%       N/A        N/A          9.20%

Lehman Brothers U.S. Treasury
  Inflation Notes Index                   7.42%       8.81%       N/A        N/A          9.77%

      (3) Inflation-Indexed Hedged Portfolio commenced operations on January 2, 2001.

                                        Six months
                                          ended        One        Five       Ten         Since
                                         6/30/02       Year      Years      Years     Inception(4)
MORTGAGE-BACKED PORTFOLIO                 4.25%       7.94%      7.21%       N/A          7.69%

Lehman Mortgage-Backed Securities
  Index                                   4.51%       8.99%      7.61%       N/A          7.76%

      (4) Mortgage-Backed Portfolio commenced operations on April 29,
      1996.

    Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

FFTW Funds, Inc.

  Portfolio Reviews - Global and International Portfolios
  JUNE 30, 2002 (UNAUDITED)

WORLDWIDE PORTFOLIO
WORLDWIDE CORE PORTFOLIO
INTERNATIONAL PORTFOLIO

The Worldwide and International Portfolios share similar investment strategies and themes. They invest in similar securities, financial futures contracts, and forward foreign exchange contracts. The main difference among the portfolios relates to positions in the US markets and the currency hedging ratios into US dollars.

In terms of directional risks taken over the first half of 2002, the portfolios started off the period overweight US duration. This position was closed out in mid-January. A 5-year versus 10-year yield curve flattening position was then initiated in mid-January for the Worldwide Portfolios, which was held until the beginning of March. These positions had a minimal impact on incremental returns. The portfolios then adopted an underweight position in US Treasury 10-year notes from mid- to late April and a further underweight position in US 30-year Treasury bonds from mid-May to mid-June, which negatively impacted incremental returns. An allocation to US Treasury TIPS, initiated in anticipation of lower real yields and a higher inflation rate, added significantly to relative returns during the period.

In Europe, we established a bias by overweighting European duration with a yield curve flattening position. In addition, an interbloc position was initiated overweighting Europe versus US and UK bonds. In aggregate, these positions detracted from relative performance. The portfolio was underweight Japanese duration throughout the period. This position had very little net impact on incremental returns.

Our currency strategy over the first quarter was to overweight the commodity-related currencies such as the Australian dollar and Canadian dollar, which tend to outperform during a global economic recovery. These positions added to return, while our underweight in euro and Japanese yen against the US dollar detracted. In the second quarter, our view changed as the increase in the fiscal and trade deficits of the US resulted in pressure to depreciate the US dollar. Our position to underweight US dollars against a basket of US trading partners' currencies added positively to relative performance.

For the Worldwide and Worldwide Core Portfolios, the spread product strategy was an overweight in US mortgage-backed securities (MBS) and corporate bonds. While the volatility decline from 2001 has lifted returns from our MBS position, which we subsequently unwound to take profits, the corporate scandals such as those manifested by Enron and Worldcom widened corporate bond spreads substantially. As a result, returns suffered significantly. For the International Portfolio, an overweight in euro-denominated corporate bonds was maintained, which detracted from performance in the period. As an alternative to other money market instruments, the portfolios were invested in European and US asset-backed securities, which provided enhanced yield and positive incremental returns.

EMERGING MARKETS PORTFOLIO

The first quarter of 2002 was strongly positive for the asset class, with the portfolio gaining 7.23% (compared to the benchmark, EMBI Global Diversified by 222 basis points). Driving performance was a supportive global environment, both in terms of a positive outlook for global economic growth, and relatively high liquidity conditions together with a correspondingly large appetite for riskier assets. Additionally, after the Argentine debt default in December of 2001, fear of contagion failed to materialize leaving a significant number of emerging market countries with cheap valuations relative to both their own history and the tolerance for risk in the market.

In Latin America, the portfolio maintained a zero allocation to Argentina, which contributed significantly to returns late in the quarter as the economic and political situation materialized. The portfolio also maintained an underweight position in Colombia, which added to returns early in the quarter as the political situation deteriorated. Underweight positions in Brazil and Venezuela detracted from performance as both credits rallied with the general market, despite what we perceived to be unstable fundamentals. In Europe, positions overall added to returns, though significant positions were held only in Turkey and Bulgaria. Russia has been a favorite in the market, and outperformed the general index, but we maintained either a neutral or small overweight position throughout much of the quarter,

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)
skeptical that the fundamentals (as good as they are) justified expensive valuations. In Asia, the portfolio's largest incremental gain was in the Philippines where steadily growing momentum towards an economic recovery propelled bond prices. In Africa, an underweight position in Nigeria detracted from returns while a small overweight in the Ivory Coast significantly added to returns given the strong rally in the countries.

The second quarter of 2002 saw a complete reversal of our first quarter performance. Growing risk aversion in global financial markets, the deterioration in US GDP expectations, the turnaround in the US Dollar, the collapse in US equities, the steady and substantial erosion of US credit spreads -- all contributed to a negative environment for risky assets like Emerging Markets sovereign securities. While emerging market's high yield might have seen the asset class through this period, the market turned suddenly bearish on Brazil, which, in hindsight, was the straw that broke the camel's back. Brazil is not only a large economy in the world, but also a significant part (20-25%) of many emerging market's bond fund benchmarks, prompting substantial risk aversion within (and out of) the emerging market's asset class. In June, the EMBI Global Diversified Index has its second largest monthly loss since before the Russian/Long Term Capital Management crises of 1998. Similar to the fall of 1998, volatility spiked rapidly, liquidity dried up quickly, and contagion roared back. For most of the second quarter, particularly the final months, the bulk of the emerging markets asset class traded either in line with, or in reaction to, Brazil. Weaker credits (Ecuador, Turkey, Venezuela) tended to trade down with Brazil, while stronger credits (Mexico, Korea, Malaysia, Chile) outperformed insofar as they were perceived as a (relatively) safe haven. The rise in volatility made strategic investing difficult, as tactical (short-term, under 1 week) movements dominated relative performance.

During this difficult period, the Emerging Markets Portfolio underperformed its benchmark as initial views of the fall in asset prices as a temporary aberration became more long-term in nature.

FFTW FUNDS, INC.

  PERFORMANCE - GLOBAL AND INTERNATIONAL PORTFOLIOS
  JUNE 30, 2002 (UNAUDITED)

        Average Annual Total Return for the periods ended June 30, 2002:

                                       Six months
                                         ended        One        Five       Ten         Since
                                        6/30/02       Year      Years      Years     Inception(1)
WORLDWIDE PORTFOLIO                      7.38%       11.42%     4.92%      6.25%         6.32%
Lehman Brothers Global Aggregate
  Index (Unhedged)                       8.03%       12.02%     4.84%      6.13%         6.56%

      (1) Worldwide Portfolio commenced operations on April 15, 1992.

                                         Six months
                                           ended        One        Five       Ten         Since
                                          6/30/02       Year      Years      Years     Inception(2)
WORLDWIDE CORE PORTFOLIO                   2.91%       6.21%      7.92%      9.05%         9.06%
Lehman Brothers Global Aggregate Index
 (Hedged)                                  2.82%       6.46%      7.46%      7.78%         7.85%

      (2) Worldwide Core Portfolio commenced operations on May 19, 1992.

                                        Six months
                                          ended        One        Five       Ten         Since
                                         6/30/02       Year      Years      Years     Inception(3)
INTERNATIONAL PORTFOLIO                   11.72%      14.78%     3.81%      N/A           3.66%
J.P. Morgan Global Government Bond
 Index (Non-U.S. Unhedged)                11.88%      15.64%     3.06%      N/A           3.04%
Lehman Brothers Global Aggregate Index
 Excluding USD                            12.06%      15.24%     2.30%      N/A           2.53%

      (3) International Portfolio commenced operations on May 9, 1996.

                                        Six months
                                          ended        One        Five       Ten         Since
                                         6/30/02       Year      Years      Years     Inception(4)
EMERGING MARKETS PORTFOLIO                2.66%        5.78%     N/A        N/A           4.33%
J.P. Morgan Emerging Markets Bond
 Index Global Diversified(5)              2.36%        4.12%     N/A        N/A           6.45%
J.P. Morgan Emerging Markets Bond
 Index Fund                               0.91%       (3.35%)    N/A        N/A           4.85%

      (4) Emerging Markets Portfolio commenced operations on August 12,
      1997.

      (5) Prior to July 1, 2002 the index was named J.P. Morgan Emerging Markets Index Global Constrained.

    Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

FFTW Funds, Inc.

  Market Outlook
  JUNE 30, 2002 (UNAUDITED)

US

Structural factors appear to have overwhelmed fiscal and monetary pro-cyclical measures that would normally promote a strong economic rebound. A loss of confidence in corporate governance (indicated by a dramatic widening in high grade corporate spreads during June and July) and to some degree the conduct of economic policy have damaged confidence, and propelled equity markets lower. There is also some risk that the savings rate will rise as consumers hold back. The environment for government bonds is therefore favorable. Corporate bonds will remain somewhat distressed and illiquid until economic expectations recover. Mortgage-backed securities will most likely underperform until US Treasury yields settle at lower levels and will then offer a significant opportunity. The dollar may depreciate a further 5% or so on a trade-weighted basis.

EUROPE

The European economic cycle is ever more tightly linked to that of the United States, with a lag that is now closer to three months than to six months. However, there are fewer imbalances and there is less leverage in the system. We expect that the European Central Bank will hold short rates steadier for longer than the Federal Reserve, but that eventually, short rates will move 50 basis points lower. Longer dated bond yields of 4.5% are likely to shift down towards 4.0%, and represent better value than their US counterparts. The Euro has the potential to appreciate another 5%-10% against the US dollar.

JAPAN

A large jump in Japan's current account surplus is indicative of strong Asian export markets and very weak domestic demand. Deflation will most likely persist for another two or three years, and rates will remain at near zero for the foreseeable future. The reform process, in our view, still lacks substance, and will be hampered by vested domestic interests. A modest cyclical upturn will peter out and Japanese government bonds will remain amongst the world's lowest volatility assets. The yen will probably benefit by default as a result of the weakness in the US dollar.

FFTW FUNDS, INC.

  U.S. SHORT-TERM PORTFOLIO - SCHEDULE OF INVESTMENTS
  JUNE 30, 2002 (UNAUDITED)

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES (ABS) - 82.9%

AIRCRAFT LEASES - 6.5%
Aerco Ltd., Ser. 2A, Class A3
 (FRN)                          2.800%  07/15/2025  $ 7,000,000  $  6,860,000
Lease Investment Flight Trust,
 Ser. 1A, Class A1 (FRN)        2.230%  07/15/2031    7,000,000     6,825,000
                                                                 ------------
                                                                   13,685,000
                                                                 ------------

AUTO LOAN - 20.8%
Daimler Chrysler Auto Trust,
 Ser. 2001-C, Class A3          4.210%  07/06/2005    1,700,000     1,734,457
Distribution Financial
 Services Floorplan Master
 Trust, Ser. 2000-1, Class A
 (FRN)                          2.010%  04/15/2005    5,500,000     5,503,525
Felco Funding II LLC, Ser.
 2000-1, Class A3+/+#           7.585%  06/15/2004    4,386,106     4,472,727
Honda Auto Receivables Owner
 Trust, Ser. 2002-1, Class A2   2.550%  04/15/2004    5,000,000     5,015,765
MMCA Automobile Trust, Ser.
 2000-2, Class B                7.420%  08/15/2005    6,169,500     6,513,635
Navistar Financial Corp. Owner
 Trust, Ser. 2001-B, Class A3
 (FRN)                          2.090%  07/17/2006    7,000,000     7,002,828
Nissan Auto Receivables Owner
 Trust, Ser. 2002-A, Class A2   2.670%  07/15/2004    9,000,000     9,035,262
Premier Auto Trust, Ser.
 1999-3, Class A4               6.430%  03/08/2004    4,149,773     4,226,510
                                                                 ------------
                                                                   43,504,709
                                                                 ------------

CREDIT CARD - 9.1%
First North American National
 Bank, Ser. 1997-2, Class B
 (FRN)                          2.310%  03/15/2006    9,000,000     9,011,979
Metris Master Trust, Ser.
 2001-1, Class B (FRN)          2.639%  12/20/2007   10,000,000     9,998,350
                                                                 ------------
                                                                   19,010,329
                                                                 ------------

EQUIPMENT - 5.3%
Advanta Equipment Receivables
 Trust, Ser. 2000-1, Class A3   7.405%  02/15/2007    5,239,694     5,380,924
CIT Equipment Collateral, Ser.
 2001-A, Class A2               3.730%  03/22/2004    5,622,223     5,654,556
                                                                 ------------
                                                                   11,035,480
                                                                 ------------

HOME EQUITY LOAN - 37.5%
ABSC Long Beach Home Equity
 Loan Trust, Ser. 2000-LB1,
 Class AV (FRN)                 2.100%  08/21/2030    5,178,917     5,182,215
Ameriquest Mortgage Securities
 Inc., Ser. 2000-2, Class A
 (FRN)                          2.140%  07/15/2030    1,596,530     1,597,247
Bayview Financial Acquisition
 Trust, Ser. 2000-B, Class M1
 (FRN)+/+#                      2.460%  04/25/2030    6,079,887     6,054,224
Bayview Financial Acquisition
 Trust, Ser. 2002-BA, Class A1
 (FRN)+/+#                      2.340%  03/25/2035    6,000,000     6,030,852
Block Mortgage Finance Inc.,
 Ser. 1997-2, Class A6 (FRN)    2.050%  05/25/2027      317,359       317,394
CDC Mortgage Capital Trust,
 Ser. 2002-HE1, Class A (FRN)   2.150%  01/25/2033    6,398,952     6,402,030
CIT Group Home Equity Loan
 Trust, Ser. 2002-1, Class MV1
 (FRN)                          2.540%  09/25/2030    1,470,000     1,473,081

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------

HOME EQUITY LOAN (CONTINUED)
Countrywide Home Equity, Ser.
 1999-A, Class CTFS (FRN)       2.160%  04/15/2025  $ 5,536,428  $  5,533,727
Credit Suisse First Boston
 Mortgage Securities Corp.,
 Ser. 2001-HS27, Class A
 (FRN)+/+                       2.490%  08/25/2031    4,056,043     4,015,483
Crusade Global Trust, Ser.
 2001-2, Class A (FRN)          2.055%  06/20/2032    4,675,988     4,679,322
Fleet Home Equity Loan Trust,
 Ser. 2001-1, Class A (FRN)     2.050%  05/20/2031    4,894,554     4,879,621
Household Home Equity Loan
 Trust, Ser. 2002-1, Class A
 (FRN)                          2.210%  12/22/2031    4,502,680     4,513,604
IMPAC CMB Trust, Ser. 2001-3,
 Class A1                       2.210%  10/25/2031    7,283,692     7,298,725
Medallion Trust, Ser. 2001-1G,
 Class A1 (FRN)                 2.095%  08/18/2032    4,207,624     4,208,991
Option One Mortgage Loan
 Trust, Ser. 2001-4, Class A
 (FRN)                          2.140%  01/25/2032    6,635,005     6,640,559
Residential Asset Securities
 Corp., Ser. 2001-KS1, Class
 AI3                            5.854%  02/25/2026    5,250,000     5,361,799
Structured Asset Securities
 Corp., Ser. 2002-1A, Class
 2A1                            3.758%  02/25/2032    4,348,028     4,315,548
                                                                 ------------
                                                                   78,504,422
                                                                 ------------

OTHER ABS - 3.7%
CIT Marine Trust, Ser. 1999-A,
 Class A2                       5.800%  04/15/2010    1,913,991     1,954,165
Peco Energy Transition Trust,
 Ser. 2000-A, Class A2          7.300%  09/01/2004    3,594,110     3,626,651
Swing Street CLO, Ser.
 2001-1A, Class B1 (FRN)+/+#    2.891%  12/07/2010    2,228,000     2,210,399
                                                                 ------------
                                                                    7,791,215
                                                                 ------------
    Total (Cost -
    $173,426,885)                                                 173,531,155
                                                                 ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 4.3%

CMO FLOATER - 2.7%
FHLMC, Ser. T-19, Class A
 (FRN)                          2.010%  02/25/2029    1,466,321     1,461,448
FNMA, Ser. 1993-54, Class FK
 (FRN)                          2.444%  04/25/2021      190,090       190,238
Permanent Financing Plc., Ser.
 1, Class 1A (FRN)              1.816%  06/10/2003    4,000,000     3,998,906
                                                                 ------------
                                                                    5,650,592
                                                                 ------------

OTHER CMO - 1.6%
Amortizing Residential
 Collateral Trust, Ser.
 2002-BC1, Class A (FRN)        2.180%  01/01/2032    2,860,556     2,863,388
Residential Accredit Loans,
 Inc., Ser. 1998-QS2, Class A4
 (FRN)                          2.440%  02/25/2028      330,986       331,172
Santa Barbara Funding II, Ser.
 A, Class 1 (FRN)               2.713%  03/20/2018       84,913        85,279
                                                                 ------------
                                                                    3,279,839
                                                                 ------------
    Total (Cost - $8,934,877)                                       8,930,431
                                                                 ------------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES (CMBS) - 3.9%

CMBS FLOATER - 3.9%
Credit Suisse First Boston
 Mortgage Securities Corp.,
 Ser. 2001-FL2A, Class A
 (FRN)+/+#                      2.090%  09/15/2013  $ 5,569,975  $  5,545,857
Salomon Brothers Mortgage
 Securities VII, Ser.
 2001-CDCA, Class A (FRN)+/+#   2.080%  02/15/2013    2,577,950     2,572,389
                                                                 ------------
                                                                    8,118,246
                                                                 ------------
    Total (Cost - $8,118,252)                                       8,118,246
                                                                 ------------

CORPORATE OBLIGATIONS - 3.3%

AUTO LOAN - 3.3%
Volkswagen Credit Inc.
 (FRN)+/+#                      2.229%  01/21/2005    7,000,000     7,005,656
                                                                 ------------
    (Cost - $7,000,000)

SHORT-TERM INVESTMENTS - 4.8%

U.S. TREASURY BILLS=/= - 4.8%
U.S. Treasury Bill              1.655%  07/18/2002   10,000,000     9,992,210
U.S. Treasury Bill@             1.935%  08/29/2002      200,000       199,466
                                                                 ------------
                                                                   10,191,676
                                                                 ------------
    Total (Cost - $10,190,609)                                     10,191,676
                                                                 ------------
TOTAL INVESTMENTS - 99.2%
(COST - $207,670,623)                                             207,777,164
                                                                 ------------
OTHER ASSETS, NET OF
LIABILITIES - 0.8%                                                  1,712,545
                                                                 ------------
NET ASSETS - 100.0%                                              $209,489,709
                                                                 ============

Summary of Abbreviations
------------------------
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note

+/+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers, and may be considered illiquid. At June 30, 2002, these securities were valued at $37,907,587, or 18.1% of net assets.
# These 144A securities have been deemed to be liquid by the Board of Directors.
=/=  Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  LIMITED DURATION PORTFOLIO - SCHEDULE OF INVESTMENTS
  JUNE 30, 2002 (UNAUDITED)

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT       VALUE
----------------------------------------------------------------------------

ASSET-BACKED SECURITIES (ABS) - 61.5%

AUTO LOAN - 19.4%
Americredit Automobile
 Receivables Trust, Ser.
 2001-1, Class A3               5.130%  11/06/2005  $2,500,000  $  2,569,662
Americredit Automobile
 Receivables Trust, Ser.
 2001-1, Class B                5.810%  05/06/2006   3,000,000     3,143,340
Daimler Chrysler Auto Trust,
 Ser. 2001-C, Class A3          4.210%  07/06/2005   3,000,000     3,060,807
Ford Credit Auto Owner Trust,
 Ser. 2002-A, Class A4A         4.360%  09/15/2006   2,800,000     2,848,278
Honda Auto Receivables Owner
 Trust, Ser. 2002-2, Class A3   3.830%  02/15/2006   2,500,000     2,532,467
MMCA Automobile Trust, Ser.
 2000-2, Class B                7.420%  08/15/2005   3,000,000     3,167,340
National City Auto Receivables
 Trust, Ser. 2002-A, Class A4   4.830%  08/15/2009   2,000,000     2,049,436
Navistar Finance Corp., Ser.
 2001-B, Class A4               4.370%  11/17/2008   3,000,000     3,049,926
Nissan Auto Receivables Owner
 Trust, Ser. 2002-A, Class A2   2.670%  07/15/2004   3,500,000     3,513,713
                                                                ------------
                                                                  25,934,969
                                                                ------------

CREDIT CARD - 13.7%
Associates Credit Card Trust,
 Ser. 2000-2, Class B (FRN)     2.180%  09/18/2006     921,000       921,112
Capital One Master Trust, Ser.
 2001-5, Class A                5.300%  06/15/2009   3,000,000     3,106,596
Citibank Credit Card Master
 Trust, Ser. 1999-7, Class A    6.650%  11/15/2006   2,700,000     2,892,947
Discover Card Master Trust 1,
 Ser. 2000-9, Class A           6.350%  07/15/2008   2,000,000     2,140,280
MBNA Master Credit Card Trust,
 Ser. 1999-B, Class A           5.900%  08/15/2011   3,000,000     3,140,148
Metris Master Trust, Ser.
 2001-1, Class B (FRN)          2.639%  12/20/2007   3,000,000     2,999,505
Standard Credit Card Master
 Trust, Ser. 1995-1, Class A    8.250%  01/07/2007   2,800,000     3,113,925
                                                                ------------
                                                                  18,314,513
                                                                ------------

HOME EQUITY LOAN - 25.3%
ABSC Nims Trust, Ser.
 2002-HE1, Class A+#            7.000%  04/17/2032   1,950,346     1,982,279
ACE Securities Corp., Ser.
 2001-AQ1, Class A1 (FRN)       2.100%  04/25/2031   1,072,748     1,072,751
Advanta Mortgage Loan Trust,
 Ser. 1998-1, Class A6          6.430%  03/25/2028   2,057,748     2,139,017
American Business Financial
 Services, Ser. 2002-2, Class
 A3                             4.760%  06/15/2021   2,000,000     2,015,937
Ameriquest Mortgage Securities
 Inc., Ser. 2002-1, Class AF3   5.120%  05/25/2032   3,000,000     3,058,044
Centex Home Equity, Ser.
 2000-C, Class A4               7.720%  05/25/2029   2,500,000     2,693,450
Centex Home Equity, Ser.
 2002-B, Class AF2              4.487%  05/25/2020   2,250,000     2,280,677
Chase Funding Loan Aquisition
 Trust, Ser. 2001-C2, Class
 IA2                            5.673%  05/25/2022   3,000,000     3,074,163
Chase Funding Mortgage Loan
 Asset-Backed, Ser. 2002-1,
 Class 1A3                      5.039%  12/25/2023   2,000,000     2,034,266
Conseco Finance, Ser. 2000-C,
 Class A (FRN)                  2.210%  12/15/2029   2,107,880     2,113,634
Contimortgage Home Equity Loan
 Trust, Ser. 1998-3, Class A10  5.840%  05/15/2016       5,723         5,772
GRMT II LLC, Ser. 2000-1A,
 Class AF2, Stepped Rate Bond+  7.409%  06/20/2032   3,000,000     3,090,267
IMC Home Equity Loan Trust,
 Ser. 1998-1, Class A6          6.520%  06/20/2029     561,278       585,644
Residential Asset Securities
 Corp., Ser. 2001-KS1, Class
 AI3                            5.854%  02/25/2026   3,000,000     3,063,885
Saxon Asset Securities Trust,
 Ser. 2001-1, Class AF4         6.310%  03/25/2026   3,000,000     3,134,445

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT       VALUE
----------------------------------------------------------------------------

HOME EQUITY LOAN (CONTINUED)
Saxon Asset Securities Trust,
 Ser. 2001-2, Class AF4         6.190%  08/25/2022  $1,500,000  $  1,556,667
                                                                ------------
                                                                  33,900,898
                                                                ------------

OTHER ABS - 3.1%
CIT Marine Trust, Ser. 1999-A,
 Class A2                       5.800%  04/15/2010     531,664       542,824
Peco Energy Transition Trust,
 Ser. 2000-A, Class A2          7.300%  09/01/2004     984,688       993,603
Public Service New Hampshire
 Funding LLC, Ser. 2001-1,
 Class A2                       5.730%  11/01/2010   2,500,000     2,620,883
                                                                ------------
                                                                   4,157,310
                                                                ------------
    Total (Cost - $80,517,456)                                    82,307,690
                                                                ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 7.5%

PASS-THROUGHS - FHLMC - 0.0%
FHLMC Pool #292264              6.500%  12/01/2002         335           345
                                                                ------------

PLANNED AMORTIZATION CLASS - 4.4%
FHLMC, Ser. 1669, Class G       6.500%  02/15/2023   4,000,000     4,225,592
FHLMC, Ser. 2034, Class PC      6.000%  11/15/2018   1,632,082     1,646,989
                                                                ------------
                                                                   5,872,581
                                                                ------------

SEQUENTIAL - 3.1%
FHLMC Structured Pass Through
 Securities, Ser. T-30, Class
 A5                             7.610%  12/25/2030   2,000,000     2,148,026
GNMA, Ser. 1998-23, Class VA    5.500%  09/20/2004   1,887,473     1,936,728
                                                                ------------
                                                                   4,084,754
                                                                ------------
    Total (Cost - $9,783,597)                                      9,957,680
                                                                ------------

COMMERCIAL MORTGAGE BACKED SECURITIES (CMBS) - 1.9%
Salomon Brothers Mortgage
 Securities VII, Ser. 2001-C1,
 Class A1                       5.137%  12/18/2035   2,522,987     2,595,289
                                                                ------------
    (Cost - $2,523,002)

CORPORATE OBLIGATIONS - 6.6%

BANKING - 6.6%
Bank One Corp.                  6.500%  02/01/2006   1,280,000     1,358,221
Bank One Corp.                  6.875%  08/01/2006   1,720,000     1,858,811
Countrywide Home Loan, MTN      5.250%  05/22/2003   3,000,000     3,069,672

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT       VALUE
----------------------------------------------------------------------------

BANKING (CONTINUED)
Permanent Financing Plc.
 (United Kingdom)               4.200%  06/10/2005  $2,500,000  $  2,500,000
                                                                ------------
                                                                   8,786,704
                                                                ------------
    Total (Cost - $8,600,981)                                      8,786,704
                                                                ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 11.9%

AGENCY OBLIGATIONS - 5.6%
FHLMC Global Bond               4.750%  03/15/2003   7,300,000     7,435,510
                                                                ------------

U.S. TREASURY NOTES & BONDS - 6.3%
U.S. Treasury Note              3.250%  05/31/2004   6,800,000     6,852,061
U.S. Treasury Note              3.375%  04/30/2004   1,600,000     1,616,880
                                                                ------------
                                                                   8,468,941
                                                                ------------
    Total (Cost - $15,738,595)                                    15,904,451
                                                                ------------

SHORT-TERM INVESTMENTS - 11.3%
Bank of Montreal Time Deposit   1.875%  07/01/2002   5,000,000     5,000,000
Canadian Imperial Bank Yankee
 Certificate of Deposit         1.700%  07/18/2002   5,000,000     4,999,709
Den Danske Bank Time Deposit    1.875%  07/01/2002   5,000,000     5,000,000
U.S. Treasury Bill@=/=          1.630%  08/29/2002     100,000        99,733
                                                                ------------
    Total (Cost - $15,099,433)                                    15,099,442
                                                                ------------
TOTAL INVESTMENTS - 100.7%
(COST - $132,263,064)                                            134,651,256
                                                                ------------
LIABILITIES, NET OF OTHER
ASSETS - (0.7%)                                                     (880,094)
                                                                ------------
NET ASSETS - 100.0%                                             $133,771,162
                                                                ============

Summary of Abbreviations
------------------------
FHLMC  Federal Home Loan Mortgage Corp.
FRN    Floating Rate Note
GNMA   Government National Mortgage Association
MTN    Medium-Term Note

+ Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, these securities were valued at $5,072,546 or 3.8% of net assets.
# These 144A securities have been deemed to be liquid by the Board of Directors.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
=/=  Interest rate shown represents yield to maturity at date of purchase.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  INFLATION-INDEXED HEDGED PORTFOLIO - SCHEDULE OF INVESTMENTS
  JUNE 30, 2002 (UNAUDITED)

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
----------------------------------------------------------------------------

U.S. TREASURY INFLATION INDEX BONDS - 98.4%
U.S. Treasury Inflation
 Indexed Bond                   3.375%  01/15/2007  $ 4,542,551  $ 4,724,962
U.S. Treasury Inflation
 Indexed Bond                   3.375%  01/15/2012    6,143,022    6,295,639
U.S. Treasury Inflation
 Indexed Bond                   3.500%  01/15/2011    5,565,121    5,759,032
U.S. Treasury Inflation
 Indexed Bond                   3.625%  01/15/2008   15,553,571   16,282,644
U.S. Treasury Inflation
 Indexed Bond                   3.625%  04/15/2028    8,347,244    9,015,023
U.S. Treasury Inflation
 Indexed Bond                   3.875%  01/15/2009    8,505,056    9,024,664
U.S. Treasury Inflation
 Indexed Bond                   3.875%  04/15/2029    9,799,731   11,044,601
U.S. Treasury Inflation
 Indexed Bond                   4.250%  01/15/2010    6,773,763    7,350,590
                                                                 -----------
   Total (Cost - $67,496,835)                                     69,497,155
                                                                 -----------
TOTAL INVESTMENTS - 98.4%
(COST - $67,496,835)                                              69,497,155
                                                                 -----------
OTHER ASSETS, NET OF
LIABILITIES - 1.6%                                                 1,113,811
                                                                 -----------
NET ASSETS - 100.0%                                              $70,610,966
                                                                 ===========

See Notes to Financial Statements.

FFTW FUNDS, INC.

  MORTGAGE-BACKED PORTFOLIO - SCHEDULE OF INVESTMENTS
  JUNE 30, 2002 (UNAUDITED)

                                    COUPON                     FACE
                                     RATE        MATURITY     AMOUNT        VALUE
-------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES (ABS) - 15.7%

AIRCRAFT LEASES - 1.1%
Aerco Ltd., Ser. 2A, Class A3
 (FRN)                              2.800%      07/15/2025  $ 3,000,000  $  2,940,000
                                                                         ------------

CREDIT CARD - 1.6%
First Bankcard Master Credit
 Card Trust, Ser. 2001-A,
 Class C (FRN)+/+#                  2.990%      11/15/2006    4,250,000     4,246,016
                                                                         ------------

HOME EQUITY LOAN - 11.7%
Advanta Mortgage Loan Trust,
 Ser. 1997-1, Class B1A (FRN)       2.830%      05/25/2027    1,089,272     1,090,316
Countrywide Home Loans, Ser.
 2002-B, Class A1                   2.090%      04/15/2028    4,858,398     4,850,048
Crusade Global Trust, Ser.
 2001-2, Class A (FRN)              2.055%      06/20/2032    3,896,657     3,899,435
EQCC Home Equity Loan Trust,
 Ser. 1997-3, Class A7              6.930%      02/15/2029   10,700,000    11,301,565
MLCC Mortgage Investors, Inc.,
 Ser. 1995-B, Class A (FRN)         2.210%      10/15/2020    7,101,546     7,123,603
Washington Mutual, Ser.
 2002-AR4, Class A2-A               3.000%      04/25/2032    2,614,099     2,636,250
                                                                         ------------
                                                                           30,901,217
                                                                         ------------

STUDENT LOAN - 1.3%
SLMA, Ser. 2001-4, Class A1
 (FRN)                              1.990%      01/25/2011    3,334,137     3,334,161
                                                                         ------------
    Total (Cost - $40,953,266)                                             41,421,394
                                                                         ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 151.3%

ACCRETION DIRECTED - 2.0%
FHLMC, Ser. 1890, Class D           7.000%      05/15/2007    3,657,929     3,681,881
GNMA, Ser. 1999-28, Class VB        6.500%      08/20/2014    1,494,357     1,494,950
                                                                         ------------
                                                                            5,176,831
                                                                         ------------

CMO FLOATER - 23.7%
Countywide Alternative Loan
 Trust, Ser. 2001-12, Class A2      2.190%      01/25/2032    3,590,058     3,565,670
FHLMC, Ser. 1415 Class FA
 (FRN)                              2.425%      11/15/2007    3,974,456     4,008,199
FHLMC, Ser. 1611, Class GA
 (FRN)                              2.325%      05/15/2021      481,423       481,473
FHLMC, Ser. 1935, Class FA
 (FRN)                              2.475%      02/15/2026      428,052       429,167
FHLMC, Ser. 2071, Class F
 (FRN)                              2.340%      07/15/2028    6,238,130     6,259,589

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                    COUPON                     FACE
                                     RATE        MATURITY     AMOUNT        VALUE
-------------------------------------------------------------------------------------

CMO FLOATER (CONTINUED)
FHLMC, Ser. 2097, Class SC
 (FRN)                             14.175%      11/15/2028  $ 2,243,911  $  2,031,090
FHLMC, Ser. 2228, Class FG
 (FRN)                              2.440%      01/15/2025    2,657,365     2,659,929
FHLMC, Ser. 2396, Class FM
 (FRN)                              2.290%      12/15/2031    5,657,353     5,631,346
FHLMC, Ser. 2413, Class SP
 (FRN)                              6.310%      05/15/2022   18,439,269     1,429,043
FHLMC-GNMA, Ser. 20, Class F
 (FRN)                              2.475%      10/25/2023    4,562,587     4,544,734
FNMA Grantor Trust, Ser.
 1999-20, Class A2 (FRN)            2.640%      04/28/2029    4,137,585     4,152,932
FNMA, Ser. 1993-226, Class FA
 (FRN)                              4.670%      05/25/2019    2,013,029     2,010,257
FNMA, Ser. 1993-248, Class F
 (FRN)                              2.844%      09/25/2023    3,217,108     3,263,981
FNMA, Ser. 1994-89, Class F
 (FRN)                              2.294%      03/25/2009    1,836,458     1,832,275
FNMA, Ser. 1997-17, Class FB
 (FRN)                              2.344%      02/18/2025      463,735       464,834
FNMA, Ser. 1997-24, Class FA
 (FRN)                              2.344%      06/18/2021    1,137,958     1,138,251
FNMA, Ser. 1997-42, Class FD
 (FRN)                              3.344%      07/18/2027    5,977,271     6,083,589
FNMA, Ser. 1999-47, Class JF
 (FRN)                              2.489%      11/18/2027    3,164,116     3,179,462
FNMA, Ser. 2000-30, Class FC
 (FRN)                              2.244%      10/25/2021      514,483       515,429
FNMA, Ser. 2001-20, Class FE
 (FRN)                              7.000%      09/25/2024    2,427,908     2,434,884
FNMA, Ser. 2001-64, Class PI
 (FNR)                              6.500%      10/25/2025    5,000,000       640,625
GE Residential Capital
 Mortgage Services Inc., Ser.
 1998-13, Class A12 (FRN)           2.240%      08/25/2028    2,160,580     2,159,206
GNMA, Ser. 1999-27, Class FE
 (FRN)                              2.240%      08/16/2029    1,942,466     1,943,865
Nationsbanc Montgomery Funding
 Corporation, Ser. 1998-2,
 Class A3 (FRN)                     6.750%      10/25/2021    1,349,677     1,372,959
                                                                         ------------
                                                                           62,232,789
                                                                         ------------

PASS-THROUGHS - FHLMC - 25.4%
FHLMC Gold Pool #C40151            10.000%      07/01/2030    1,495,807     1,663,851
FHLMC Gold Pool #C66588             7.000%      04/01/2032    5,233,014     5,426,238
FHLMC Gold Pool #D85424             6.500%      01/01/2028    1,417,447     1,453,000
FHLMC Gold TBA                      6.500%      07/01/2031   50,000,000    50,984,400
FHLMC Gold TBA                      7.500%      07/14/2029    7,000,000     7,347,816
                                                                         ------------
                                                                           66,875,305
                                                                         ------------

PASS-THROUGHS - FNMA - 52.2%
FNMA Pool # 637022                  7.500%      03/01/2032    5,249,877     5,512,061
FNMA Pool #303975                  10.000%      11/01/2018    2,023,253     2,277,719
FNMA Pool #340777                   6.500%      03/01/2011        6,255         6,536
FNMA Pool #403646                   6.500%      12/01/2027    1,681,062     1,723,477
FNMA Pool #407591                   6.500%      12/01/2027    3,177,530     3,257,702

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                    COUPON                     FACE
                                     RATE        MATURITY     AMOUNT        VALUE
-------------------------------------------------------------------------------------

PASS-THROUGHS - FNMA (CONTINUED)
FNMA Pool #646091                   7.000%      06/01/2032  $ 3,300,000  $  3,421,364
FNMA TBA                            6.000%      07/01/2031   38,000,000    37,881,250
FNMA TBA                            6.500%      07/19/2014   13,000,000    13,459,056
FNMA TBA                            6.500%      07/01/2031   43,000,000    43,819,666
FNMA TBA                            7.000%      07/01/2031    7,000,000     7,247,184
FNMA TBA                            7.500%      07/01/2029   18,000,000    18,883,116
                                                                         ------------
                                                                          137,489,131
                                                                         ------------

PASS-THROUGHS - GNMA - 24.0%
GNMA Pool # 3185                    5.500%      01/20/2032    6,240,401     5,999,996
GNMA Pool #359157                   7.500%      10/15/2023       34,129        36,310
GNMA Pool #448338                   7.500%      04/15/2031    4,644,470     4,904,997
GNMA Pool #475892                   6.500%      07/15/2028    2,528,775     2,585,081
GNMA Pool #485773                   7.000%      09/15/2031    1,554,060     1,616,830
GNMA Pool #533634                   7.500%      04/15/2031    3,892,606     4,110,958
GNMA Pool #541332                   7.000%      04/15/2031    1,297,029     1,349,417
GNMA Pool #541343                   7.000%      04/15/2031    1,331,252     1,385,022
GNMA Pool #541344                   7.500%      03/15/2031      931,999       984,279
GNMA Pool #544533                   7.000%      05/15/2031    2,739,272     2,849,914
GNMA Pool #550976                   7.000%      10/15/2031    2,611,439     2,716,917
GNMA Pool #566574                   7.000%      09/15/2031    5,568,393     5,793,306
GNMA Pool #566575                   7.500%      09/15/2031      969,357     1,023,732
GNMA Pool #566613                   7.000%      10/15/2031    4,274,160     4,446,797
GNMA TBA                            6.500%      07/01/2031   23,000,000    23,452,824
                                                                         ------------
                                                                           63,256,380
                                                                         ------------

PLANNED AMORTIZATION CLASS - 7.0%
FHLMC, Ser. 2234, Class PC          7.500%      01/15/2026    1,201,986     1,205,500
FHLMC, Ser. 2271, Class PY          6.500%      03/15/2029    3,819,835     3,877,132
FNMA, Ser. 1992-166, Class J        7.000%      05/25/2007    3,021,883     3,109,430
FNMA, Ser. 1994 - 75, Class. G      6.850%      10/25/2020    1,153,169     1,167,039
FNMA, Ser. 1994-6, Class PE         7.250%      01/17/2021      354,352       354,639
FNMA, Ser. G1993-10, Class H        5.000%      08/25/2022    3,580,732     3,621,016
GNMA, Ser. 1999-13, Class PC        6.000%      03/20/2028    5,000,000     5,048,935
                                                                         ------------
                                                                           18,383,691
                                                                         ------------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                    COUPON                     FACE
                                     RATE        MATURITY     AMOUNT        VALUE
-------------------------------------------------------------------------------------
SEQUENTIAL - 6.4%
FHLMC, Ser. 1725, Class B           7.000%      10/15/2020  $   137,003  $    136,914
FHLMC, Ser. 2242, Class B           7.500%      02/15/2029    3,500,042     3,530,562
FHLMC, Ser. 2260, Class CP          7.500%      10/15/2027      343,252       343,611
FHLMC, Ser. 2262, Class CH          7.500%      05/15/2028    1,097,946     1,100,699
FNMA, Ser. 2000-51, Class BA        7.000%      04/25/2027      318,401       317,841
GNMA, Ser. 2000-29, Class B         7.500%      06/20/2028    2,296,097     2,311,458
Norwest Asset Securities
 Corporation, Ser. 1999-27,
 Class A1                           6.750%      12/25/2014    2,958,429     3,050,879
Residential Funding Mortgage
 Securitization I, Ser.
 1999-S20, Class A1                 6.500%      09/25/2014    5,828,741     5,976,281
                                                                         ------------
                                                                           16,768,245
                                                                         ------------

Z BOND - 1.1%
FHLMC, Ser. 1511, Class L           6.000%      05/15/2008    2,763,750     2,801,834
                                                                         ------------

OTHER CMO - 9.5%
Citicorp Mortgage Securities,
 Inc., Ser. 1999-6, Class A         6.460%      09/25/2014    3,412,967     3,499,358
FHLMC, Ser. 2174, Class HB          6.850%      04/15/2026    2,281,725     2,345,679
FHLMC, Ser. 218, Class IO           6.000%      02/01/2032   13,758,858     3,942,773
FHLMC, Ser. 2409, Class HO          0.000%      01/15/2032      635,307       484,640
FHLMC, Ser. 42, Class C             9.000%      06/15/2020    2,397,160     2,544,899
FNMA, Ser. 1997-68, Class FC        2.344%      05/18/2027    2,833,079     2,842,825
FNMA, Ser. 2001-12, Class CS        6.500%      06/25/2027    4,435,437     4,514,645
GNMA, Ser. 2001-56, Class IQ        6.000%      09/20/2028    6,500,000       808,437
Wachovia Bank Commercial
 Mortgage Trust, Ser. 2002-C1,
 Class A2                           5.681%      04/15/2034    4,000,000     4,120,200
                                                                         ------------
                                                                           25,103,456
                                                                         ------------
    Total (Cost -
    $394,688,925)                                                         398,087,662
                                                                         ------------

COMMERCIAL MORTGAGE BACKED SECURITIES (CMBS) - 4.6%

INTEREST ONLY CMBS - 2.4%
DLJ Commercial Mortgage Corp.,
 Ser. 1998-CG1, Class S,
 IO##=/=                            7.839%      06/10/2031    6,421,911     4,267,392
First Union-Lehman Brothers -
 Bank of America,
 Ser. 1998-C2, Class IO##=/=    8.438-10.323%   11/18/2035    1,417,184       990,202

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                    COUPON                     FACE
                                     RATE        MATURITY     AMOUNT        VALUE
-------------------------------------------------------------------------------------

INTEREST ONLY CMBS (CONTINUED)
Morgan Stanley Capital 1, Ser.
 1998-HF1, Class X, IO##=/=        10.537%      03/15/2030  $ 1,302,269  $  1,036,852
                                                                         ------------
                                                                            6,294,446
                                                                         ------------

OTHER CMBS - 2.2%
First Union-Lehman Brothers
 Commercial Mortgage,
 Ser. 1997-C2, Class A3             6.650%      11/18/2029    5,300,000     5,678,648
                                                                         ------------
    Total (Cost - $11,630,247)                                             11,973,094
                                                                         ------------

MORTGAGE DERIVATIVES - 1.5%

PO - 0.4%
FNMA, Ser. 1993-157, Class E,
 PO##=/=                        9.304-13.415%   05/25/2022      666,192       983,764
                                                                         ------------

VENDEE IO - 1.1%
Vendee Mortgage Trust, Ser.
 1992-2, Class IO##=/=          0.555-14.268%   09/15/2022      922,151       419,596
Vendee Mortgage Trust, Ser.
 1994-2, Class 3 IO##=/=        5.267-16.267%   06/15/2024      219,646       159,177
Vendee Mortgage Trust, Ser.
 1994-3A, Class 1 IO##=/=       3.377-14.099%   09/15/2024      766,520       459,270
Vendee Mortgage Trust, Ser.
 1994-3B, Class 2 IO##=/=        0.668-9.952%   09/15/2024      294,930       168,150
Vendee Mortgage Trust, Ser.
 1996-1, Class 1 IO##=/=        3.533-11.733%   02/15/2026    1,958,763     1,171,745
Vendee Mortgage Trust, Ser.
 1996-2, Class 1 IO##=/=         4.777-6.897%   06/15/2026      272,902       158,586
Vendee Mortgage Trust, Ser.
 1997-1, Class IO##=/=              3.450%      02/15/2027      110,361        82,378
Vendee Mortgage Trust, Ser.
 1998-2, Class 1 IO##=/=            6.426%      06/15/2028      105,863        74,987
Vendee Mortgage Trust, Ser.
 2001-2, Class IO##=/=              6.304%      02/15/2031      129,054       120,870
Vendee Mortgage Trust, Ser.
 2002-1, Class 2 IO##=/=           11.933%      08/15/2031      272,073       177,884
                                                                         ------------
                                                                            2,992,643
                                                                         ------------
    Total (Cost - $4,852,784)                                               3,976,407
                                                                         ------------

OPTIONS - 0.0%
3 Month LIBOR Cap (Cost -
 $132,050)                          0.000%      11/14/2002          380             0
                                                                         ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.8%

AGENCY OBLIGATIONS - 3.5%
FHLB Bond                           5.750%      05/15/2012    2,000,000     2,054,012

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                    COUPON                     FACE
                                     RATE        MATURITY     AMOUNT        VALUE
-------------------------------------------------------------------------------------

AGENCY OBLIGATIONS (CONTINUED)
FHLMC Global Bond                   5.375%      11/15/2011  $ 2,500,000  $  2,502,455
FNMA Global Bond                    7.125%      06/15/2010    1,700,000     1,913,003
FNMA Global Bond                    7.250%      01/15/2010    2,400,000     2,728,274
                                                                         ------------
                                                                            9,197,744
                                                                         ------------

U.S. TREASURY NOTES - 1.3%
U.S. Treasury Note                  3.250%      12/31/2003    3,350,000     3,388,012
                                                                         ------------
    Total (Cost - $12,238,072)                                             12,585,756
                                                                         ------------

SHORT-TERM INVESTMENTS - 26.2%
Bank of Montreal Time Deposit       1.875%      07/01/2002   16,000,000    16,000,000
Den Danske Bank Time Deposit        1.875%      07/01/2002   16,000,000    16,000,000
State Street Cayman Islands
 Time Deposit                       1.800%      07/01/2002   16,000,000    16,000,000
U.S. Treasury Bill@=/=           1.905-1.935%   08/29/2002   11,150,000    11,120,218
UBS Finance (Delaware), Inc.        2.000%      07/01/2002   10,000,000     9,998,889
                                                                         ------------
    Total (Cost - $69,112,880)                                             69,119,107
                                                                         ------------
TOTAL INVESTMENTS - 204.1%
(COST - $533,608,224)                                                     537,163,420
                                                                         ------------
LIABILITIES, NET OF OTHER
ASSETS - (104.1%)                                                        (273,944,966)
                                                                         ------------
NET ASSETS - 100.0%                                                      $263,218,454
                                                                         ============

Summary of Abbreviations
------------------------
FHLB   Federal Home Loan Bank
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note
GNMA   Government National Mortgage Association
IO     Interest Only
LIBOR  London Interbank Offered Rate
PO     Principal Only
TBA    To Be Announced - Security is subject to delayed delivery.
Vendee Veterans Administration

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

Z      A bond on which interest accrues but is not currently paid
Bond   to the investor but rather is added to the principal
       balance, becoming payable upon satisfaction of all prior
       bond class. The security is currently paying interest.

+/+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, these securities were valued at $4,246,016, or 1.6% of net assets.
#    These 144A securities have been deemed to be liquid by the Board of
     Directors.
##   Face amount shown represents amortized cost.
=/=  Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  WORLDWIDE PORTFOLIO - SCHEDULE OF INVESTMENTS
  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES (ABS) - 12.1%

AUTO LOAN - 0.4%
GMAC Swift Trust, Ser.
 1999-1+/+#                      5.000%  01/18/2005  EUR       600,000  $    596,708
                                                                        ------------

CREDIT CARD - 2.9%
Chester Asset Receivables Deal
 11, Ser. A (United Kingdom)     6.125%  10/15/2010  EUR       900,000       937,233
Chester Asset Receivables Deal
 5 (United Kingdom)              6.625%  03/17/2008  GBP       190,000       302,307
Citibank Credit Card Master
 Trust, Ser. 1999-6, Class
 A+/+#                           4.500%  08/25/2004  EUR       600,000       590,190
MBNA Master Credit Card Trust,
 Ser. 1995-J, Class A (FRN)      2.070%  04/15/2005          3,100,000     3,101,562
                                                                        ------------
                                                                           4,931,292
                                                                        ------------

HOME EQUITY LOAN - 4.9%
ABSC Long Beach Home Equity
 Loan Trust, Ser. 2000-LB1,
 Class AV (FRN)                  2.100%  08/21/2030            310,735       310,933
Block Mortgage Finance Inc.,
 Ser. 1999-1, Class A7 (FRN)     5.830%  04/25/2016              2,269         2,329
EQCC Home Equity Loan Trust,
 Ser. 2002-1, Class 2A (FRN)     2.140%  11/25/2031          2,643,239     2,643,239
Ford Credit Auto Owner Trust,
 Ser. 2002-A, Class A2B (FRN)    1.940%  05/15/2004            706,393       706,393
Long Beach Mortgage Loan
 Trust, Ser. 2001-2, Class A2    2.120%  07/25/2031          1,881,211     1,882,350
New South Home Equity Trust,
 Ser. 1999-2, Class A4 (FRN)     7.590%  04/25/2030            500,000       535,541
Option One Mortgage Loan
 Trust, Ser. 2002-1, Class A
 (FRN)                           2.130%  02/25/2032            970,186       970,636
Residential Asset Securities
 Corporation, Ser. 2000-KS5,
 Class AII (FRN)                 2.080%  12/25/2031            615,836       616,385
Superannuation Members Home
 Loans Global, Ser. 1A, Class
 A2 (FRN)+/+                     2.142%  06/15/2026            763,108       764,816
                                                                        ------------
                                                                           8,432,622
                                                                        ------------

OTHER ABS - 3.9%
Cygnus Funding Corp., Ser. 1,
 Class 1 (Cayman Islands)        2.540%  03/01/2004            950,822       950,844
HABS Corp., Ser. 2000-1X,
 Class A (FRN) (Cayman
 Islands)                        2.690%  11/28/2007          1,366,667     1,360,517

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

OTHER ABS (CONTINUED)
Life Funding Co., Ser.
 2001-1A, Class A1 (FRN)
 (Cayman Islands)+/+#            0.460%  10/14/2008  JPY   400,000,000  $  3,317,203
Maestro Securitisation Corp.,
 Ser. 1, Class 1 (FRN) (Japan)   2.250%  07/10/2005          1,036,793     1,036,793
                                                                        ------------
                                                                           6,665,357
                                                                        ------------
   Total (Cost - $20,579,725)                                             20,625,979
                                                                        ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 29.0%

CMO FLOATER - 8.8%
Countrywide Alternative Loan
 Trust, Ser. 2002-6, Class A6
 (FRN)                           2.390%  07/25/2032            973,699       974,612
Countywide Alternative Loan
 Trust, Ser. 2001-12, Class A2   2.190%  01/25/2032            269,254       267,425
FHLMC, Ser. 1865, Class DE       2.325%  12/15/2020             32,319        32,320
FHLMC, Ser. 1935, Class FA
 (FRN)                           2.475%  02/15/2026            223,124       223,706
FHLMC, Ser. 2062, Class FB       2.140%  07/15/2024             92,717        92,803
FHLMC, Ser. 2071, Class F
 (FRN)                           2.340%  07/15/2028            402,460       403,844
FHLMC, Ser. 2228, Class FG
 (FRN)                           2.440%  01/15/2025            305,444       305,739
FHLMC, Ser. 2292, Class KF
 (FRN)                           2.090%  07/25/2022          1,361,482     1,351,169
FHLMC, Ser. 2388, Class KI       6.000%  09/15/2018          1,706,771       181,720
FHLMC, Ser. 2396, Class FM
 (FRN)                           2.290%  12/15/2031            754,314       750,846
FHLMC, Ser. 2424, Class FY       2.290%  03/15/2032            495,930       496,359
FHLMC-GNMA, Ser. 20, Class F
 (FRN)                           2.475%  10/25/2023            471,992       470,145
FNMA, Ser. 1993-174, Class F     2.594%  09/25/2008            139,493       140,883
FNMA, Ser. 1993-226, Class FA
 (FRN)                           4.670%  05/25/2019            150,977       150,769
FNMA, Ser. 1993-248, Class F
 (FRN)                           2.844%  09/25/2023          1,378,760     1,398,849
FNMA, Ser. 1997-42, Class FD
 (FRN)                           3.344%  07/18/2027            192,815       196,245
FNMA, Ser. 1999-47, Class JF
 (FRN)                           2.489%  11/18/2027            237,309       238,460
FNMA, Ser. 2001-20, Class FE
 (FRN)                           7.000%  09/25/2024            269,768       270,543
FNMA, Ser. 2002-39, Class FR
 (FRN)                           2.040%  06/18/2032            972,736       968,291
GNMA GNR Ser. 2002-4, Class FJ
 (FRN)                           2.240%  04/16/2029            439,178       438,036
GNMA, Ser. 1999-27, Class FE
 (FRN)                           2.240%  08/16/2029            582,740       583,159
GNMA, Ser. 2000-30, Class F
 (FRN)                           2.390%  12/16/2022          1,713,195     1,716,535
GNMA, Ser. 2000-8, Class FA
 (FRN)                           2.390%  01/16/2030            514,072       516,478
JP Morgan Chase Commerical
 Mortgage, Ser. 2002, Class 1A
 (FRN)+/+#                       2.190%  02/14/2015            699,340       699,894
Prudential Home Mortgage
 Securities, Ser. 1994-7,
 Class A9 (FRN)                  2.875%  03/25/2009          1,100,000     1,109,020

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

CMO FLOATER (CONTINUED)
Wells Fargo Mortgage Backed
 Securities Trust, Ser.
 2002-7, Class 1A4 (FRN)         2.190%  04/25/2032            988,354  $    980,674
                                                                        ------------
                                                                          14,958,524
                                                                        ------------

EURO COLLATERALIZED - 0.3%
Dutch Mortgage Loans
 Securitization, Ser. 2000-1,
 Class A2 (Netherlands)          5.875%  12/02/2076  EUR       500,000       507,379
                                                                        ------------

PASS-THROUGHS - FHLMC - 3.3%
FHLMC Gold Pool #C66588          7.000%  04/01/2032            397,257       411,925
FHLMC Gold TBA                   6.500%  07/01/2031          3,000,000     3,059,064
FHLMC Gold TBA                   7.500%  07/14/2029          2,000,000     2,099,376
                                                                        ------------
                                                                           5,570,365
                                                                        ------------

PASS-THROUGHS - FNMA - 9.4%
FNMA Pool #404129                6.500%  12/01/2027            686,591       700,987
FNMA Pool #567016                8.000%  11/01/2030            743,880       789,973
FNMA Pool #646091                7.000%  06/01/2032            300,000       311,033
FNMA TBA                         6.000%  07/01/2031          3,000,000     2,990,625
FNMA TBA                         6.500%  07/19/2014          2,000,000     2,070,624
FNMA TBA                         6.500%  07/01/2031          6,000,000     6,114,372
FNMA TBA                         7.000%  07/01/2031          1,000,000     1,035,312
FNMA TBA                         7.500%  07/01/2029          2,000,000     2,098,124
                                                                        ------------
                                                                          16,111,050
                                                                        ------------

PASS-THROUGHS - GNMA - 6.4%
GNMA Pool # 3185                 5.500%  01/20/2032            396,216       380,952
GNMA Pool #498277                7.500%  06/15/2031            391,721       413,694
GNMA Pool #536371                8.000%  11/15/2030            237,266       252,748
GNMA Pool #550976                7.000%  10/15/2031            746,125       776,262
GNMA Pool #564121                7.500%  07/15/2031            249,393       263,383
GNMA Pool #564375                7.000%  09/15/2031            683,591       711,202
GNMA TBA                         6.000%  07/01/2030          1,000,000       998,438
GNMA TBA                         6.500%  07/01/2031          4,000,000     4,078,752
GNMA TBA                         7.000%  07/01/2032          2,000,000     2,075,624

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

PASS-THROUGHS - GNMA (CONTINUED)
GNMA TBA                         7.500%  07/01/2030          1,000,000  $  1,054,375
                                                                        ------------
                                                                          11,005,430
                                                                        ------------

PLANNED AMORTIZATION CLASS - 0.2%
FHLMC, Ser. 2271, Class PY       6.500%  03/15/2029            347,258       354,135
                                                                        ------------

SEQUENTIAL - 0.1%
FNMA, Ser. 2000-51, Class BA     7.000%  04/25/2027             63,680        63,568
FNMA, Ser. 2000-53, Class A      7.000%  11/25/2023             30,465        30,423
                                                                        ------------
                                                                              93,991
                                                                        ------------

OTHER CMO - 0.5%
FHLMC, Ser. 2174, Class HB       6.850%  04/15/2026            760,575       781,893
                                                                        ------------
   Total (Cost - $49,148,365)                                             49,382,767
                                                                        ------------

MORTGAGE DERIVATIVES IO - 0.2%
Vendee Mortgage Trust, Ser.
 1997-1, Class IO##=/=           1.058%  02/15/2027            119,272        91,853
Vendee Mortgage Trust, Ser.
 2000-1, Class IO##=/=           9.553%  01/15/2030             31,977        29,010
Vendee Mortgage Trust, Ser.
 2001-2, Class IO##=/=           6.304%  02/15/2031             46,402        42,554
Vendee Mortgage Trust, Ser.
 2002-1, Class 2 IO##=/=        11.933%  08/15/2031             45,346        43,835
Vendee Mortgage Trust, Ser.
 2002-2, Class IO##=/=          12.250%  01/15/2032             58,201        58,200
                                                                        ------------
                                                                             265,452
                                                                        ------------
    Total (Cost - $301,681)                                                  265,452
                                                                        ------------

CORPORATE OBLIGATIONS - 28.2%

AEROSPACE/DEFENSE - 0.4%
Bombardier Capital Inc+/+#       7.300%  12/15/2002            670,000       683,871
                                                                        ------------

AUTOMOTIVE - 0.1%
General Motors                   6.750%  05/01/2028            210,000       185,198
                                                                        ------------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

BANKING - 12.5%
Associates Corp. North America   6.950%  11/01/2018            200,000  $    206,830
Bank of America Corp.            6.250%  04/15/2012          1,600,000     1,633,877
Bank of New York                 5.200%  07/01/2007            370,000       377,229
Bank One Corp.                   5.900%  11/15/2011            240,000       239,864
Bank One Corp.                   6.500%  02/01/2006            210,000       222,833
Bank One Corp.                   6.875%  08/01/2006            280,000       302,597
Barclays Bank plc (United
 Kingdom)                        5.750%  03/08/2011  EUR     2,000,000     2,013,122
Caja Ahorro Monte Madrid
 (Spain)                         5.250%  07/31/2011  EUR       800,000       793,018
Citigroup Inc.                   5.000%  03/06/2007            910,000       917,553
Countrywide Home Loan            5.500%  02/01/2007          1,000,000     1,017,832
Countrywide Home Loan            5.625%  05/15/2007            630,000       644,213
Credit Suisse First Boston
 USA, Inc.                       5.750%  04/15/2007          2,020,000     2,066,549
Credit Suisse First Boston
 USA, Inc.                       6.500%  01/15/2012             80,000        80,627
General Motors Acceptance
 Corp.                           6.125%  02/01/2007            410,000       414,487
General Motors Acceptance
 Corp. (MTN)                     5.250%  05/16/2005            440,000       442,698
Goldman Sachs Group Inc.         6.600%  01/15/2012            620,000       631,536
Household Finance Corp.          5.750%  01/30/2007            810,000       801,203
JP Morgan Chase & Co.            6.750%  02/01/2011            520,000       538,986
MBNA Corp.                       6.250%  01/17/2007            290,000       296,794
Morgan Stanley Dean Witter       5.800%  04/01/2007            460,000       471,761
Morgan Stanley Dean Witter       6.600%  04/01/2012            730,000       743,934
Morgan Stanley Dean Witter       7.250%  04/01/2032            270,000       275,190
National Australia Bank
 (Australia)                     8.600%  05/19/2010            350,000       415,989
Nordbanken (FRN) (Sweden)+/+#    6.000%  12/13/2010  EUR     1,500,000     1,531,327
Nordbanken REGS (FRN) (Sweden)   6.000%  12/13/2010  EUR       140,000       142,924
PNC Funding Corp.                5.750%  08/01/2006            210,000       216,456
Royal Bank of Scotland plc
 (MTN) (United Kingdom)          6.000%  05/10/2013  EUR       730,000       740,102
San Paolo IMI (MTN) (Italy)      6.375%  04/06/2010  EUR       450,000       468,684
SLM Corp. (MTN)                  5.625%  04/10/2007            310,000       320,193
Unicredito Italiano Spa (FRN)
 (Italy)                         6.250%  06/14/2010  EUR       450,000       460,406
Wells Fargo Bank                 6.450%  02/01/2011          1,910,000     1,996,286
                                                                        ------------
                                                                          21,425,100
                                                                        ------------

CAPTIVE FINANCE COMPANIES - 2.3%
Ford Motor Credit Co.            6.875%  02/01/2006            870,000       890,067
General Motors Acceptance
 Corp. (MTN)                     5.800%  03/12/2003          2,910,000     2,972,510
                                                                        ------------
                                                                           3,862,577
                                                                        ------------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

CHEMICALS - 0.2%
Glaxo Wellcome plc (United
 Kingdom)                        8.750%  12/01/2005  GBP       200,000  $    334,527
                                                                        ------------

ELECTRIC POWER GENERATION - 3.1%
American Electric Power, Ser.
 A                               6.125%  05/15/2006            920,000       937,149
NGG Finance (United Kingdom)     6.125%  08/23/2011  EUR     1,100,000     1,097,888
PPL Energy Supply LLC            6.400%  11/01/2011            510,000       475,196
Progress Energy, Inc.            6.550%  03/01/2004          1,250,000     1,301,959
Progress Energy, Inc.            7.100%  03/01/2011            190,000       200,719
Progress Energy, Inc.            7.750%  03/01/2031            420,000       450,476
PSEG Power LLC                   8.625%  04/15/2031            620,000       684,343
Virginia Electric & Power        5.375%  02/01/2007            180,000       182,417
                                                                        ------------
                                                                           5,330,147
                                                                        ------------

FOOD - 0.4%
Koninklijke Ahold NV (MTN)
 (Netherlands)                   5.875%  05/09/2008  EUR       630,000       628,949
                                                                        ------------

HEALTH CARE - 0.4%
Cardinal Health, Inc.            6.750%  02/15/2011            610,000       652,654
                                                                        ------------

INDUSTRIAL - 0.8%
Ti Group plc (United Kingdom)    6.375%  07/18/2005  EUR     1,350,000     1,375,118
                                                                        ------------

LIFE INSURANCE - 0.2%
John Hancock Capital             5.625%  12/01/2008            340,000       346,081
                                                                        ------------

MEDIA-CABLE - 0.4%
Comcast Cable Communications     6.750%  01/30/2011            790,000       705,617
                                                                        ------------

NATURAL GAS-DISTRIBUTORS - 0.7%
Keyspan Corp.                    7.625%  11/15/2010            440,000       492,437
Keyspan Corp.                    8.000%  11/15/2030            560,000       650,235
                                                                        ------------
                                                                           1,142,672
                                                                        ------------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

PACKAGING - 0.2%
Weyerhaeuser Co.+/+#             6.750%  03/15/2012            170,000  $    176,038
Weyerhaeuser Co.+/+#             7.375%  03/15/2032            220,000       223,299
                                                                        ------------
                                                                             399,337
                                                                        ------------

RAILROADS - 0.8%
Burlington North Santa Fe
 Corp.                           6.750%  03/15/2029            360,000       352,974
Norfolk Southern Corp.           7.250%  02/15/2031          1,020,000     1,056,860
                                                                        ------------
                                                                           1,409,834
                                                                        ------------

REFINING - 0.4%
Norsk Hydro A/S (Norway)         6.250%  01/15/2010  EUR       690,000       703,882
                                                                        ------------

REITS - 0.6%
EOP Operating LP                 7.375%  11/15/2003          1,060,000     1,109,002
                                                                        ------------

SUPERMARKETS - 1.0%
Delhaize America, Inc.           8.125%  04/15/2011            760,000       801,006
Delhaize America, Inc.           9.000%  04/15/2031            870,000       939,148
                                                                        ------------
                                                                           1,740,154
                                                                        ------------

TELECOMMUNICATIONS - WIRELESS - 1.7%
Cingular Wireless+/+#            6.500%  12/15/2011            340,000       316,604
Cingular Wireless+/+#            7.125%  12/15/2031            320,000       276,635
Verizon Wireless+/+#             5.375%  12/15/2006          1,770,000     1,651,320
Vodafone Finance BV
 (Netherlands)                   4.750%  05/27/2009  EUR       800,000       730,031
                                                                        ------------
                                                                           2,974,590
                                                                        ------------

TELECOMMUNICATIONS - WIRELINES - 1.3%
British Telecom plc (United
 Kingdom)                        7.125%  02/15/2011  EUR     1,400,000     1,444,853
Socgerim (MTN) (Luxembourg)      6.125%  04/20/2006  EUR       139,000       138,511
Verizon Global Funding Corp.     7.750%  12/01/2030            730,000       704,030
                                                                        ------------
                                                                           2,287,394
                                                                        ------------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

TRANSPORTATION SERVICES - 0.2%
Union Pacific Corp.              6.125%  01/15/2012            290,000  $    295,333
                                                                        ------------

UTILITY - 0.5%
United Utility Water plc
 (United Kingdom)                4.875%  03/18/2009  EUR       970,000       923,342
                                                                        ------------
   Total (Cost - $46,460,200)                                             48,515,379
                                                                        ------------

SOVEREIGN DEBT OBLIGATIONS - 25.7%

BELGIUM - 0.3%
Kingdom of Belgium               5.500%  03/28/2028  EUR       600,000       595,882
                                                                        ------------

CANADA - 0.5%
Canada Government Bond           5.750%  06/01/2029  CAD     1,370,000       893,576
                                                                        ------------

DENMARK - 0.4%
Kingdom of Denmark Bond          7.000%  11/10/2024  DKK     4,400,000       703,762
                                                                        ------------

FRANCE - 2.4%
France O.A.T.                    5.750%  10/25/2032  EUR     2,900,000     3,052,482
France O.A.T.                    6.000%  10/25/2025  EUR       900,000       968,387
                                                                        ------------
                                                                           4,020,869
                                                                        ------------

ITALY - 7.0%
Buoni Poliennali del Tesoro      4.500%  03/01/2007  EUR     9,900,000     9,741,026
Buoni Poliennali del Tesoro      6.000%  05/01/2031  EUR     2,100,000     2,234,182
                                                                        ------------
                                                                          11,975,208
                                                                        ------------

JAPAN - 9.9%
Development Bank of Japan        1.750%  06/21/2010  JPY 1,260,000,000    11,033,820
Japan Bank for Intl. Corp.       4.375%  10/01/2003  JPY   470,000,000     4,129,890
Japanese Government Bond, Ser.
 46                              2.200%  06/22/2020  JPY   197,000,000     1,727,493
                                                                        ------------
                                                                          16,891,203
                                                                        ------------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

MEXICO - 0.3%
United Mexican States            8.625%  03/12/2008            420,000  $    448,770
                                                                        ------------

MULTI-NATIONAL - 0.6%
European Investment Bank         5.500%  12/07/2009  GBP       118,000       180,927
International Bank for
 Reconstruction & Development,
 Ser. 791                        5.500%  05/14/2003  AUD     1,600,000       899,480
                                                                        ------------
                                                                           1,080,407
                                                                        ------------

SPAIN - 1.1%
Bonos Y Oblig Del Estado         5.500%  07/30/2017  EUR     1,800,000     1,810,382
                                                                        ------------

SWEDEN - 2.6%
Swedish Government Bond          8.000%  08/15/2007  SEK     6,100,000       745,902
Swedish Government Bond, Ser.
 1044                            3.500%  04/20/2006  SEK    36,000,000     3,704,508
                                                                        ------------
                                                                           4,450,410
                                                                        ------------

UNITED KINGDOM - 0.6%
U.K. Treasury Note               5.000%  03/07/2012  GBP       700,000     1,066,229
                                                                        ------------
   Total (Cost - $39,674,141)                                             43,936,698
                                                                        ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.6%

AGENCY OBLIGATIONS - 0.3%
FHLMC Global Bond                5.375%  11/15/2011            500,000       500,491
                                                                        ------------

U.S. TREASURY NOTES & BONDS - 8.3%
U.S. Treasury Bond               5.375%  02/15/2031          2,460,000     2,408,879
U.S. Treasury Note               4.375%  05/15/2007          9,820,000     9,955,025
U.S. Treasury Note               4.875%  02/15/2012            330,000       331,237
U.S. Treasury Note               6.375%  08/01/2011          1,390,000     1,444,167
                                                                        ------------
                                                                          14,139,308
                                                                        ------------
   Total (Cost - $14,501,835)                                             14,639,799
                                                                        ------------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 3.4%
Den Danske Bank Time Deposit     1.875%  07/01/2002          5,000,000  $  5,000,000
U.S. Treasury Bill@=/=           1.820%  08/22/2002            600,000       598,570
U.S.Treasury Bill@=/=            1.865%  09/05/2002            250,000       249,248
                                                                        ------------
   Total (Cost - $5,847,481)                                               5,847,818
                                                                        ------------
TOTAL INVESTMENTS - 107.2%
(COST - $176,513,428)                                                    183,213,892
                                                                        ------------
LIABILITIES, NET OF OTHER
ASSETS - (7.2%)                                                          (12,308,006)
                                                                        ------------
NET ASSETS - 100.0%                                                     $170,905,886
                                                                        ============

Summary of Abbreviations
------------------------
AUD    Australian Dollar
CAD    Canadian Dollar
DKK    Danish Krone
EUR    European Monetary Unit (Euro)
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note
GBP    Great British Pound
GNMA   Government National Mortgage Association
IO     Interest Only
JPY    Japanese Yen
MTN    Medium-Term Note
       Obligations Assimilables du Tresor are French government
O.A.T. long-term debt instruments.
SEK    Swedish Krona
Vendee Veterans Administration

(a)  Face amount shown in U.S. dollars unless otherwise indicated.
+/+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers, and may be considered illiquid. At June 30, 2002, these securities were valued at $10,827,905, or 6.3% of net assets.
#    These 144A securities have been deemed to be liquid by the Board of
     Directors.
##   Face amount shown represents amortized cost.
=/=  Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  WORLDWIDE CORE PORTFOLIO - SCHEDULE OF INVESTMENTS
  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES (ABS) - 11.8%

CREDIT CARD - 0.7%
Chester Asset Receivables Deal
 5 (United Kingdom)             6.625%   03/17/2008  GBP       640,000  $  1,018,297
MBNA Master Credit Card Trust,
 Ser. 1995-J, Class A (FRN)     2.070%   04/15/2005            350,000       350,176
                                                                        ------------
                                                                           1,368,473
                                                                        ------------

EQUIPMENT - 1.1%
Ikon Receivables LLC, Ser.
 1999-1, Class A4               6.230%   05/15/2005          2,275,000     2,312,410
                                                                        ------------

HOME EQUITY LOAN - 6.2%
ABSC Long Beach Home Equity
 Loan Trust, Ser. 2000-LB1,
 Class AV (FRN)                 2.100%   08/21/2030            517,892       518,222
Block Mortgage Finance Inc.,
 Ser. 1999-1, Class A7 (FRN)    5.830%   04/25/2016              4,538         4,659
EQCC Home Equity Loan Trust,
 Ser. 2002-1, Class 2A (FRN)    2.140%   11/25/2031          3,964,858     3,964,858
HFC Revolving Home Equity Loan
 Trust, Ser. 1996-1, Class A
 (FRN)                          2.040%   07/20/2017            912,218       912,218
Long Beach Mortgage Loan
 Trust, Ser. 2001-2, Class A2   2.120%   07/25/2031          2,463,110     2,464,603
New South Home Equity Trust,
 Ser. 1999-2, Class A4 (FRN)    7.590%   04/25/2030          1,500,000     1,606,623
Option One Mortgage Loan
 Trust, Ser. 2002-1, Class A
 (FRN)                          2.130%   02/25/2032          1,455,278     1,455,954
Residential Asset Securities
 Corporation, Ser. 2000-KS5,
 Class AII (FRN)                2.080%   12/25/2031          1,046,921     1,047,854
Superannuation Members Home
 Loans Global, Ser. 1A, Class
 A2 (FRN)+/+                    2.142%   06/15/2026          1,144,661     1,147,224
                                                                        ------------
                                                                          13,122,215
                                                                        ------------

OTHER ABS - 3.8%
Cygnus Funding Corp., Ser. 1,
 Class 1 (Cayman Islands)       2.540%   03/01/2004            950,822       950,844
HABS Corp., Ser. 2000-1X,
 Class A (FRN) (Cayman
 Islands)                       2.690%   11/28/2007          1,708,333     1,700,646
Life Funding Co., Ser.
 2001-1A, Class A1 (FRN)
 (Cayman Islands)+/+#           0.460%   10/14/2008  JPY   500,000,000     4,146,504
Maestro Securitisation Corp.,
 Ser. 1, Class 1 (FRN) (Japan)  2.250%   07/10/2005          1,209,570     1,209,570
                                                                        ------------
                                                                           8,007,564
                                                                        ------------
   Total (Cost - $24,681,281)                                             24,810,662
                                                                        ------------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 31.5%

CMO FLOATER - 3.9%
Countywide Alternative Loan
 Trust, Ser. 2001-12, Class A2  2.190%   01/25/2032            628,260  $    623,992
FHLMC, Ser. 1865, Class DE      2.325%   12/15/2020             48,478        48,479
FHLMC, Ser. 1935, Class FA
 (FRN)                          2.475%   02/15/2026            446,249       447,411
FHLMC, Ser. 2062, Class FB      2.140%   07/15/2024            158,944       159,091
FHLMC, Ser. 2071, Class F
 (FRN)                          2.340%   07/15/2028            804,920       807,689
FHLMC, Ser. 2228, Class FG
 (FRN)                          2.440%   01/15/2025            488,711       489,182
FHLMC, Ser. 2388, Class KI      6.000%   09/15/2018          3,000,000       319,410
FHLMC, Ser. 2396, Class FM
 (FRN)                          2.290%   12/15/2031            377,157       375,423
FHLMC, Ser. 2424, Class FY      2.290%   03/15/2032            661,239       661,812
FHLMC-GNMA, Ser. 20, Class F
 (FRN)                          2.475%   10/25/2023            786,653       783,575
FNMA, Ser. 1993-174, Class F    2.594%   09/25/2008            278,987       281,765
FNMA, Ser. 1993-226, Class FA
 (FRN)                          4.670%   05/25/2019            301,954       301,538
FNMA, Ser. 1997-42, Class FD
 (FRN)                          3.344%   07/18/2027            321,359       327,075
FNMA, Ser. 1999-47, Class JF
 (FRN)                          2.489%   11/18/2027            395,514       397,433
FNMA, Ser. 2000-30, Class FC
 (FRN)                          2.244%   10/25/2021            823,173       824,687
FNMA, Ser. 2001-20, Class FE
 (FRN)                          7.000%   09/25/2024            269,768       270,543
JP Morgan Chase Commerical
 Mortgage, Ser. 2002, Class 1A
 (FRN)+/+#                      2.190%   02/14/2015          1,098,963     1,099,834
                                                                        ------------
                                                                           8,218,939
                                                                        ------------

EURO COLLATERALIZED - 0.5%
Dutch Mortgage Loans
 Securitization, Ser. 2000-1,
 Class A2 (Netherlands)         5.875%   12/02/2076  EUR     1,000,000     1,014,759
                                                                        ------------

PASS-THROUGHS - FHLMC - 3.1%
FHLMC Gold Pool #C66588         7.000%   04/01/2032            397,257       411,925
FHLMC Gold TBA                  6.500%   07/01/2031          3,000,000     3,059,064
FHLMC Gold TBA                  7.500%   07/14/2029          3,000,000     3,149,064
                                                                        ------------
                                                                           6,620,053
                                                                        ------------

PASS-THROUGHS - FNMA - 16.4%
FNMA Pool #404129               6.500%   12/01/2027            686,591       700,987
FNMA Pool #567016               8.000%   11/01/2030            743,880       789,973
FNMA Pool #646091               7.000%   06/01/2032            400,000       414,711
FNMA TBA                        4.000%   08/15/2003         10,000,000    10,196,400

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

PASS-THROUGHS - FNMA (CONTINUED)
FNMA TBA                        6.000%   07/01/2031          3,000,000  $  2,990,625
FNMA TBA                        6.500%   07/19/2014          3,000,000     3,105,936
FNMA TBA                        6.500%   07/01/2031         11,000,000    11,209,682
FNMA TBA                        7.000%   07/01/2031          1,000,000     1,035,312
FNMA TBA                        7.500%   07/01/2029          4,000,000     4,196,248
                                                                        ------------
                                                                          34,639,874
                                                                        ------------

PASS-THROUGHS - GNMA - 6.3%
GNMA Pool # 3185                5.500%   01/20/2032            693,378       666,666
GNMA Pool #475892               6.500%   07/15/2028          1,264,388     1,292,541
GNMA Pool #498277               7.500%   06/15/2031            705,097       744,649
GNMA Pool #536371               8.000%   11/15/2030            355,899       379,123
GNMA Pool #550976               7.000%   10/15/2031          1,398,985     1,455,491
GNMA Pool #564121               7.500%   07/15/2031            498,786       526,765
GNMA Pool #564375               7.000%   09/15/2031          1,074,214     1,117,603
GNMA TBA                        6.000%   07/01/2030          1,000,000       998,438
GNMA TBA                        6.500%   07/01/2031          5,000,000     5,098,440
GNMA TBA                        7.000%   07/01/2032          1,000,000     1,037,812
                                                                        ------------
                                                                          13,317,528
                                                                        ------------

PLANNED AMORTIZATION CLASS - 0.3%
FHLMC, Ser. 2271, Class PY      6.500%   03/15/2029            520,887       531,203
FNMA, Ser. 1994-6, Class PE     7.250%   01/17/2021            118,117       118,213
                                                                        ------------
                                                                             649,416
                                                                        ------------

SEQUENTIAL - 0.3%
FHLMC, Ser. 2242, Class B       7.500%   02/15/2029            495,219       499,537
FNMA, Ser. 2000-51, Class BA    7.000%   04/25/2027            127,360       127,137
FNMA, Ser. 2000-53, Class A     7.000%   11/25/2023             52,621        52,549
                                                                        ------------
                                                                             679,223
                                                                        ------------

OTHER CMO - 0.7%
FHLMC, Ser. 2174, Class HB      6.850%   04/15/2026          1,521,150     1,563,786
                                                                        ------------
   Total (Cost - $66,325,919)                                             66,703,578
                                                                        ------------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------
MORTGAGE DERIVATIVES IO - 0.2%
Vendee Mortgage Trust, Ser.
 1997-1, Class IO##=/=          1.058%   02/15/2027            194,602  $    149,866
Vendee Mortgage Trust, Ser.
 2000-1, Class IO##=/=          9.553%   01/15/2030             56,620        51,367
Vendee Mortgage Trust, Ser.
 2001-2, Class IO##=/=          6.304%   02/15/2031             82,653        75,799
Vendee Mortgage Trust, Ser.
 2002-1, Class 2 IO##=/=        11.933%  08/15/2031             79,355        76,711
                                                                        ------------
                                                                             353,743
                                                                        ------------
   Total (Cost - $412,234)                                                   353,743
                                                                        ------------

CORPORATE OBLIGATIONS - 21.5%

AEROSPACE/DEFENSE - 0.2%
Bombardier Capital Inc+/+#      7.300%   12/15/2002            340,000       347,039
                                                                        ------------

BANKING - 8.7%
Associates Corp. North America  6.950%   11/01/2018            200,000       206,830
Bank of America Corp.           5.250%   02/01/2007            280,000       285,830
Bank of America Corp.           6.250%   04/15/2012          1,000,000     1,021,173
Bank of New York                5.200%   07/01/2007            480,000       489,378
Bank One Corp.                  5.900%   11/15/2011            200,000       199,887
Bank One Corp.                  6.500%   02/01/2006            120,000       127,333
Bank One Corp.                  6.875%   08/01/2006            190,000       205,334
Caixa Geral de Depositos
 Finance (MTN) (Portugal)       6.250%   10/12/2009  EUR       440,000       450,476
Citigroup Inc.                  5.000%   03/06/2007          1,400,000     1,411,620
Citigroup Inc. Note -Aa         6.000%   02/21/2012            230,000       230,931
Countrywide Home Loan           5.500%   02/01/2007          1,380,000     1,404,608
Credit Suisse First Boston
 USA, Inc.                      5.750%   04/15/2007          1,010,000     1,033,274
Credit Suisse First Boston
 USA, Inc.                      6.500%   01/15/2012             50,000        50,392
General Motors Acceptance
 Corp.                          6.125%   02/01/2007            560,000       566,129
General Motors Acceptance
 Corp. (MTN)                    5.250%   05/16/2005            590,000       593,617
Goldman Sachs Group Inc.        6.600%   01/15/2012            510,000       519,490
Household Finance Corp.         5.750%   01/30/2007          1,020,000     1,008,922
JP Morgan Chase & Co            6.625%   03/15/2012            130,000       133,694
MBNA Corp.                      6.250%   01/17/2007            390,000       399,137
Morgan Stanley Dean Witter      5.800%   04/01/2007            320,000       328,181
Morgan Stanley Dean Witter      6.600%   04/01/2012            680,000       692,979
Morgan Stanley Dean Witter      7.250%   04/01/2032            210,000       214,037
National Australia Bank
 (Australia)                    8.600%   05/19/2010            210,000       249,593
Nordbanken (FRN) (Sweden)+/+#   6.000%   12/13/2010  EUR     1,900,000     1,939,681
Nordbanken REGS (FRN) (Sweden)  6.000%   12/13/2010  EUR       220,000       224,595

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

BANKING (CONTINUED)
PNC Funding Corp.               5.750%   08/01/2006            180,000  $    185,534
San Paolo IMI (MTN) (Italy)     6.375%   04/06/2010  EUR       900,000       937,367
SLM Corp. (MTN)                 5.625%   04/10/2007            260,000       268,549
Unicredito Italiano Spa (FRN)
 (Italy)                        6.250%   06/14/2010  EUR       750,000       767,344
Wells Fargo Bank                6.450%   02/01/2011          2,280,000     2,383,001
                                                                        ------------
                                                                          18,528,916
                                                                        ------------

CAPTIVE FINANCE COMPANIES - 0.8%
Ford Motor Credit Co.           6.875%   02/01/2006          1,150,000     1,176,526
Ford Motor Credit Co.           7.375%   02/01/2011            580,000       587,477
                                                                        ------------
                                                                           1,764,003
                                                                        ------------

CHEMICALS - 0.5%
Glaxo Wellcome plc (United
 Kingdom)                       8.750%   12/01/2005  GBP       637,000     1,065,468
                                                                        ------------

ELECTRIC POWER GENERATION - 2.7%
American Electric Power, Ser.
 A                              6.125%   05/15/2006            680,000       692,675
NGG Finance (United Kingdom)    6.125%   08/23/2011  EUR     1,400,000     1,397,312
PPL Energy Supply LLC           6.400%   11/01/2011            610,000       568,371
Progress Energy, Inc.           6.550%   03/01/2004          1,050,000     1,093,645
Progress Energy, Inc.           7.100%   03/01/2011            330,000       348,617
Progress Energy, Inc.           7.750%   03/01/2031            520,000       557,732
PSEG Power LLC                  8.625%   04/15/2031            750,000       827,834
Virginia Electric & Power       5.375%   02/01/2007            250,000       253,357
                                                                        ------------
                                                                           5,739,543
                                                                        ------------

FOOD - 0.4%
Koninklijke Ahold NV (MTN)
 (Netherlands)                  5.875%   05/09/2008  EUR       820,000       818,632
                                                                        ------------

HEALTH CARE - 0.3%
Cardinal Health, Inc.           6.750%   02/15/2011            640,000       684,751
                                                                        ------------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

LIFE INSURANCE - 0.2%
John Hancock Capital            5.625%   12/01/2008            420,000  $    427,512
                                                                        ------------

MEDIA-CABLE - 0.3%
Comcast Cable Communications    6.750%   01/30/2011            720,000       643,094
                                                                        ------------

NATURAL GAS-DISTRIBUTORS - 0.6%
Keyspan Corp.                   7.625%   11/15/2010            630,000       705,080
Keyspan Corp.                   8.000%   11/15/2030            540,000       627,012
                                                                        ------------
                                                                           1,332,092
                                                                        ------------

PACKAGING - 0.3%
Weyerhaeuser Co.+/+#            6.750%   03/15/2012            230,000       238,169
Weyerhaeuser Co.+/+#            7.375%   03/15/2032            310,000       314,648
                                                                        ------------
                                                                             552,817
                                                                        ------------

RAILROADS - 1.5%
Burlington North Santa Fe
 Corp.                          6.750%   03/15/2029          1,080,000     1,058,921
Canadian Pacific Railroad       6.250%   10/15/2011            880,000       901,362
Norfolk Southern Corp.          7.250%   02/15/2031          1,220,000     1,264,087
                                                                        ------------
                                                                           3,224,370
                                                                        ------------

REFINING - 0.4%
Norsk Hydro A/S (Norway)        6.250%   01/15/2010  EUR       870,000       887,504
                                                                        ------------

REITS - 0.5%
EOP Operating LP                7.375%   11/15/2003          1,070,000     1,119,464
                                                                        ------------

SUPERMARKETS - 1.0%
Delhaize America, Inc.          8.125%   04/15/2011          1,090,000     1,148,811
Delhaize America, Inc.          9.000%   04/15/2031            970,000     1,047,096
                                                                        ------------
                                                                           2,195,907
                                                                        ------------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

TELECOMMUNICATIONS - WIRELESS - 1.3%
Cingular Wireless+/+#           6.500%   12/15/2011            200,000  $    186,237
Cingular Wireless+/+#           7.125%   12/15/2031            200,000       172,897
Verizon Wireless+/+#            5.375%   12/15/2006          1,200,000     1,119,539
Vodafone Finance BV
 (Netherlands)                  4.750%   05/27/2009  EUR     1,475,000     1,345,995
                                                                        ------------
                                                                           2,824,668
                                                                        ------------

TELECOMMUNICATIONS - WIRELINES - 1.1%
British Telecom plc (United
 Kingdom)                       7.125%   02/15/2011  EUR     1,400,000     1,444,853
Socgerim (MTN) (Luxembourg)     6.125%   04/20/2006  EUR       139,000       138,511
Verizon Global Funding Corp.    7.750%   12/01/2030            610,000       588,299
                                                                        ------------
                                                                           2,171,663
                                                                        ------------

TRANSPORTATION SERVICES - 0.2%
Union Pacific Corp.             6.125%   01/15/2012            400,000       407,356
                                                                        ------------

UTILITY - 0.5%
United Utility Water plc
 (United Kingdom)               4.875%   03/18/2009  EUR     1,230,000     1,170,836
                                                                        ------------
   Total (Cost - $43,931,722)                                             45,905,635
                                                                        ------------

SOVEREIGN DEBT OBLIGATIONS - 29.6%

AUSTRIA - 0.6%
Republic of Austria             5.500%   10/20/2007  EUR     1,300,000     1,327,893
                                                                        ------------

BELGIUM - 0.5%
Kingdom of Belgium              5.500%   03/28/2028  EUR     1,000,000       993,136
                                                                        ------------

CANADA - 1.7%
Canada Government Bond          5.750%   06/01/2029  CAD     1,690,000     1,102,295
Canada Government Bond          6.000%   09/01/2005  CAD     3,500,000     2,404,412
                                                                        ------------
                                                                           3,506,707
                                                                        ------------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

DENMARK - 0.4%
Kingdom of Denmark Bond         7.000%   11/10/2024  DKK     5,400,000  $    863,708
                                                                        ------------

FRANCE - 4.8%
France O.A.T.                   5.000%   04/25/2012  EUR     2,400,000     2,363,119
France O.A.T.                   5.750%   10/25/2032  EUR     7,400,000     7,789,092
                                                                        ------------
                                                                          10,152,211
                                                                        ------------

GERMANY - 3.7%
Bundesrepublic Deutschland      6.000%   09/15/2003  EUR     7,700,000     7,794,941
                                                                        ------------

ITALY - 1.5%
Buoni Poliennali del Tesoro     6.000%   05/01/2031  EUR     3,000,000     3,191,688
                                                                        ------------

JAPAN - 9.5%
Development Bank of Japan       1.750%   06/21/2010  JPY 1,750,000,000    15,324,750
Japan Bank for Intl. Corp.      4.375%   10/01/2003  JPY   280,000,000     2,460,360
Japanese Government Bond, Ser.
 46                             2.200%   06/22/2020  JPY   271,000,000     2,376,399
                                                                        ------------
                                                                          20,161,509
                                                                        ------------

MEXICO - 0.2%
United Mexican States           8.625%   03/12/2008            350,000       373,975
                                                                        ------------

MULTI-NATIONAL - 0.2%
European Investment Bank        5.500%   12/07/2009  GBP        24,000        36,799
European Investment Bank        7.625%   12/07/2006  GBP       100,000       165,585
International Bank for
 Reconstruction & Development
 (MTN)                          7.125%   07/30/2007  GBP       160,000       262,720
                                                                        ------------
                                                                             465,104
                                                                        ------------

SPAIN - 3.8%
Bonos Y Oblig Del Estado        5.000%   07/30/2012  EUR     6,900,000     6,681,532
Bonos Y Oblig Del Estado        5.500%   07/30/2017  EUR     1,300,000     1,307,498
                                                                        ------------
                                                                           7,989,030
                                                                        ------------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

SWEDEN - 2.7%
Swedish Government Bond         5.250%   03/15/2011  SEK     5,000,000  $    538,165
Swedish Government Bond         8.000%   08/15/2007  SEK     4,700,000       574,711
Swedish Government Bond, Ser.
 1044                           3.500%   04/20/2006  SEK    44,000,000     4,527,732
                                                                        ------------
                                                                           5,640,608
                                                                        ------------
   Total (Cost - $56,994,025)                                             62,460,510
                                                                        ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.2%

AGENCY OBLIGATIONS - 2.3%
FHLMC                           5.750%   01/15/2012          4,200,000     4,315,139
FHLMC Global Bond               5.375%   11/15/2011            500,000       500,491
                                                                        ------------
                                                                           4,815,630
                                                                        ------------

U.S. TREASURY NOTES & BONDS - 10.9%
U.S. Treasury Bond              5.375%   02/15/2031            640,000       626,700
U.S. Treasury Note              3.625%   08/31/2003         10,000,000    10,163,680
U.S. Treasury Note              3.875%   07/31/2003         10,000,000    10,191,720
U.S. Treasury Note              4.375%   05/15/2007            200,000       202,750
U.S. Treasury Note              4.875%   02/15/2012            690,000       692,587
U.S. Treasury Note              6.375%   08/01/2011          1,110,000     1,153,256
                                                                        ------------
                                                                          23,030,693
                                                                        ------------
   Total (Cost - $27,679,191)                                             27,846,323
                                                                        ------------

SHORT-TERM INVESTMENTS - 5.3%
Den Danske Bank Time Deposit    1.875%   07/01/2002         10,000,000    10,000,000
U.S. Treasury Bill@=/=          1.820%   08/22/2002          1,100,000     1,097,379
U.S.Treasury Bill@=/=           1.865%   09/05/2002            250,000       249,248
                                                                        ------------
   Total (Cost - $11,345,568)                                             11,346,627
                                                                        ------------
TOTAL INVESTMENTS - 113.1%
(COST - $231,369,940)                                                    239,427,078
                                                                        ------------
LIABILITIES, NET OF OTHER
ASSETS - (13.1%)                                                         (27,731,855)
                                                                        ------------
NET ASSETS - 100.0%                                                     $211,695,223
                                                                        ============

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

Summary of Abbreviations
------------------------
CAD    Canadian Dollar
DKK    Danish Krone
EUR    European Monetary Unit (Euro)
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note
GBP    Great British Pound
GNMA   Government National Mortgage Association
IO     Interest Only
JPY    Japanese Yen
MTN    Medium-Term Note
       Obligations Assimilables du Tresor are French government
O.A.T. long-term debt instruments.
SEK    Swedish Krona
Vendee Veterans AdministrationU.S. currency denominated.

(a)  Face amount shown in U.S. dollars unless otherwise indicated.
+/+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers, and may be considered illiquid. At June 30, 2002, these securities were valued at $10,711,772, or 5.1% of net assets.
#    These 144A securities have been deemed to be liquid by the Board of
     Directors.
##   Face amount shown represents amortized cost.
=/=  Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  INTERNATIONAL PORTFOLIO - SCHEDULE OF INVESTMENTS
  JUNE 30, 2002 (UNAUDITED)

                                COUPON                    FACE
                                 RATE    MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------

ASSET-BACKED SECURITIES (ABS) - 18.6%

AUTO LOAN - 4.8%
Ace Securities Corp., Ser.
 2001-HEI, Class A (FRN)        2.210%  11/20/2031          2,606,635  $  2,611,731
BMW Floorplan Master Owner
 Trust, Ser. 2000-1A - 144A
 (FRN)+/+#                      1.940%  11/17/2005          1,500,000     1,499,062
GMAC Swift Trust, Ser.
 1999-1+/+#                     5.000%  01/18/2005  EUR       700,000       696,159
Volkswagen Credit Auto Master
 Trust, Ser. 2000-1, Class A
 (FRN)                          1.994%  08/20/2007          1,150,000     1,153,743
                                                                       ------------
                                                                          5,960,695
                                                                       ------------

CREDIT CARD - 2.7%
Chase Credit Card Master
 Trust, Ser. 1998-1, Class A    5.125%  02/15/2005  EUR       500,000       501,600
Chase Credit Card Master
 Trust, Ser. 1998-4, Class A    5.000%  08/15/2008  EUR       306,775       301,697
Chester Asset Receivables Deal
 11, Ser. A (United Kingdom)    6.125%  10/15/2010  EUR       770,000       801,855
Chester Asset Receivables Deal
 5 (United Kingdom)             6.625%  03/17/2008  GBP       130,000       206,842
Citibank Credit Card Master
 Trust, Ser. 1999-6, Class
 A+/+#                          4.500%  08/25/2004  EUR       600,000       590,190
MBNA American European
 Structuring Offering, Ser. 6
 (Cayman Islands)               4.375%  08/19/2004  EUR     1,000,000       988,583
                                                                       ------------
                                                                          3,390,767
                                                                       ------------

HOME EQUITY LOAN - 8.0%
Clare Special Purpose Company,
 Ser.1, Class 1                 2.860%  12/14/2006          2,000,000     2,000,000
Crusade Global Trust, Ser.
 2001-2, Class A (FRN)          2.055%  06/20/2032          1,948,328     1,949,718
Long Beach Mortgage Loan
 Trust, Ser. 2001-2, Class A2   2.120%  07/25/2031          1,331,196     1,332,002
Novastar Home Equity Loan,
 Ser. 2001-2, Class A3 (FRN)    2.100%  09/25/2031          2,280,870     2,279,029
Providian Home Equity Loan
 Trust, Ser. 1999-1, Class A
 (FRN)                          2.130%  06/25/2025            561,711       559,327
Residential Asset Securities
 Corporation, Ser. 2000-KS5,
 Class AII (FRN)                2.080%  12/25/2031          1,785,923     1,787,516
                                                                       ------------
                                                                          9,907,592
                                                                       ------------

OTHER ABS - 3.1%
Cygnus Funding Corp., Ser. 1,
 Class 1 (Cayman Islands)       2.540%  03/01/2004            296,158       296,165
HABS Corp., Ser. 2000-1X,
 Class A (FRN) (Cayman
 Islands)                       2.690%  11/28/2007            939,583       935,355

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                    FACE
                                 RATE    MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------

OTHER ABS (CONTINUED)
Life Funding Co., Ser.
 2001-1A, Class A1 (FRN)
 (Cayman Islands)+/+#           0.460%  10/14/2008  JPY   200,000,000  $  1,658,602
Maestro Securitisation Corp.,
 Ser. 1, Class 1 (FRN) (Japan)  2.250%  07/10/2005          1,036,825     1,036,825
                                                                       ------------
                                                                          3,926,947
                                                                       ------------
    Total (Cost - $23,192,461)                                           23,186,001
                                                                       ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 3.5%

CMO FLOATER - 1.2%
Permanent Financing Plc., Ser.
 1, Class 1A (FRN)              1.816%  06/10/2003          1,500,000     1,499,590
                                                                       ------------

EURO COLLATERALIZED - 0.4%
Dutch Mortgage Loans
 Securitization, Ser. 2000-1,
 Class A2 (Netherlands)         5.875%  12/02/2076  EUR       500,000       507,380
                                                                       ------------

OTHER CMO - 1.9%
Amortizing Residential
 Collateral Trust, Ser.
 2002-BC1, Class A (FRN)        2.180%  01/01/2032          2,383,797     2,386,157
                                                                       ------------
   Total (Cost - $4,361,422)                                              4,393,127
                                                                       ------------

CORPORATE OBLIGATIONS - 6.2%

BANKING - 4.7%
Bank of Scotland (MTN) (United
 Kingdom)                       5.500%  07/27/2009  EUR       360,000       357,819
Caixa Geral de Depositos
 Finance (MTN) (Portugal)       6.250%  10/12/2009  EUR       420,000       429,999
Japan Finance Corp. (Japan)     1.550%  02/21/2012  JPY   300,000,000     2,564,100
Nordbanken (FRN) (Sweden)+/+#   6.000%  12/13/2010  EUR     1,000,000     1,020,885
Royal Bank of Scotland (United
 Kingdom)                       6.770%  03/31/2049  EUR     1,000,000     1,032,210
Unicredito Italiano Spa (FRN)
 (Italy)                        6.250%  06/14/2010  EUR       390,000       399,019
                                                                       ------------
                                                                          5,804,032
                                                                       ------------

CHEMICALS - 0.3%
Glaxo Wellcome plc (United
 Kingdom)                       8.750%  12/01/2005  GBP       250,000       418,159
                                                                       ------------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                    FACE
                                 RATE    MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------

TELECOMMUNICATIONS - WIRELESS - 0.7%
Vodafone Finance BV
 (Netherlands)                  4.750%  05/27/2009  EUR       930,000  $    848,661
                                                                       ------------

UTILITY - 0.5%
United Utility Water plc
 (United Kingdom)               4.875%  03/18/2009  EUR       680,000       647,291
                                                                       ------------
   Total (Cost - $7,087,924)                                              7,718,143
                                                                       ------------

SOVEREIGN DEBT OBLIGATIONS - 61.2%

AUSTRALIA - 1.7%
Government of Australia Bond    6.500%  05/15/2013  AUD     3,700,000     2,147,184
                                                                       ------------

AUSTRIA - 5.5%
Republic of Austria             5.000%  07/15/2012  EUR     7,000,000     6,839,889
                                                                       ------------

BELGIUM - 4.1%
Kingdom of Belgium              5.500%  03/28/2028  EUR     5,100,000     5,064,994
                                                                       ------------

CANADA - 4.3%
Providence of Ontario           1.875%  01/25/2010  JPY   600,000,000     5,377,324
                                                                       ------------

DENMARK - 1.0%
Kingdom of Denmark Bond         7.000%  11/10/2024  DKK     7,500,000     1,199,595
                                                                       ------------

FRANCE - 0.9%
France O.A.T.                   6.000%  10/25/2025  EUR     1,000,000     1,075,986
                                                                       ------------

GERMANY - 0.5%
Bundesobligation                5.000%  11/12/2002  EUR       552,843       548,824
                                                                       ------------

ITALY - 14.4%
Buoni Poliennali del Tesoro     4.500%  03/01/2007  EUR    14,100,000    13,873,582
Buoni Poliennali del Tesoro     6.000%  05/01/2031  EUR     1,400,000     1,489,454

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                    FACE
                                 RATE    MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------

ITALY (CONTINUED)
Republic of Italy               0.375%  10/10/2006  JPY   300,000,000  $  2,514,000
                                                                       ------------
                                                                         17,877,036
                                                                       ------------

JAPAN - 15.1%
Development Bank of Japan       1.750%  06/21/2010  JPY 1,300,000,000    11,384,100
Japanese Government Bond        2.875%  07/28/2005  JPY   600,000,000     5,400,600
Japanese Government Bond, Ser.
 46                             2.200%  06/22/2020  JPY   226,000,000     1,981,794
                                                                       ------------
                                                                         18,766,494
                                                                       ------------

MULTI-NATIONAL - 1.5%
European Investment Bank        5.500%  12/07/2009  GBP       656,000     1,005,833
European Investment Bank        7.625%  12/07/2006  GBP       500,000       827,927
                                                                       ------------
                                                                          1,833,760
                                                                       ------------

SPAIN - 11.4%
Bonos Y Oblig Del Estado        5.000%  07/30/2012  EUR    10,500,000    10,167,549
Bonos Y Oblig Del Estado        5.500%  07/30/2017  EUR       400,000       402,307
Kingdom of Spain                4.625%  07/22/2004  JPY   175,000,000     1,595,125
Spanish Government Bond         4.950%  07/30/2005  EUR     1,950,000     1,959,268
                                                                       ------------
                                                                         14,124,249
                                                                       ------------

SWEDEN - 0.8%
Swedish Government Bond         8.000%  08/15/2007  SEK     7,500,000       917,093
                                                                       ------------
    Total (Cost - $69,860,885)                                           75,772,428
                                                                       ------------

SHORT-TERM INVESTMENTS - 8.8%
BMW U.S. Capital Corp.          1.980%  07/01/2002          5,000,000     4,999,450
U.S. Treasury Bill@=/=          1.820%  08/22/2002            800,000       798,094

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                    FACE
                                 RATE    MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (CONTINUED)
UBS Finance (Delaware), Inc.    2.000%  07/01/2002          5,000,000  $  4,999,444
                                                                       ------------
   Total (Cost - $10,796,709)                                            10,796,988
                                                                       ------------
TOTAL INVESTMENTS - 98.3%
(COST - $115,299,401)                                                   121,866,687
                                                                       ------------
OTHER ASSETS, NET OF
LIABILITIES - 1.7%                                                        2,151,280
                                                                       ------------
NET ASSETS - 100.0%                                                    $124,017,967
                                                                       ============

Summary of Abbreviations
------------------------
AUD   Australian Dollar
DKK   Danish Krone
EUR   European Monetary Unit (Euro)
FRN   Floating Rate Note
GBP   Great British Pound
JPY   Japanese Yen
MTN   Medium-Term Note
      Obligations Assimilables du Tresor are French government
O.A.T. long-term debt instruments.
SEK   Swedish Krona

(a)  Face amount shown in U.S. dollars unless otherwise indicated.
+/+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers, and may be considered illiquid. At June 30, 2002, $5,464,898, or 4.4% of net assets.
# These 144A securities have been deemed to be liquid by the Board of Directors.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
=/=  Interest rate shown represents yield to maturity at date of purchase.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  EMERGING MARKETS PORTFOLIO - SCHEDULE OF INVESTMENTS
  JUNE 30, 2002 (UNAUDITED)

                                COUPON                  FACE
                                 RATE     MATURITY   AMOUNT (A)      VALUE
-----------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS - 87.0%

BRAZIL - 9.4%
Republic of Brazil              10.125%  05/15/2027   1,000,000   $   530,000
Republic of Brazil              11.250%  07/26/2007   1,000,000       670,000
Republic of Brazil              14.500%  10/15/2009     500,000       372,500
Republic of Brazil, Ser. EI-L
 (FRN)                          3.063%   04/15/2006     480,000       381,600
Republic of Brazil, Ser. L      11.625%  04/15/2004     750,000       667,500
                                                                  -----------
                                                                    2,621,600
                                                                  -----------

BULGARIA - 4.5%
Republic of Bulgaria            8.250%   01/15/2015   1,250,000     1,240,625
                                                                  -----------

COLOMBIA - 3.5%
Republic of Columbia            10.000%  01/23/2012     250,000       236,000
Republic of Columbia            11.750%  02/25/2020     750,000       733,875
                                                                  -----------
                                                                      969,875
                                                                  -----------

ECUADOR - 2.8%
Republic of Ecuador             5.000%   08/15/2030     500,000       252,500
Republic of Ecuador             12.000%  11/15/2012     750,000       528,750
                                                                  -----------
                                                                      781,250
                                                                  -----------

IVORY COAST - 2.8%
Ivory Coast - FLIRB*            2.000%   03/29/2018     750,000       142,500
Ivory Coast - PDI (FRN)*        2.000%   03/29/2018   2,850,000       634,125
                                                                  -----------
                                                                      776,625
                                                                  -----------

MALAYSIA - 4.2%
Malaysia Global Government
 Bond                           8.750%   06/01/2009   1,000,000     1,161,053
                                                                  -----------

MEXICO - 12.5%
United Mexican States           8.125%   12/30/2019   1,250,000     1,217,500
United Mexican States           9.875%   01/15/2007     750,000       845,625
United Mexican States           9.875%   02/01/2010   1,250,000     1,404,375
                                                                  -----------
                                                                    3,467,500
                                                                  -----------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                  FACE
                                 RATE     MATURITY   AMOUNT (A)      VALUE
-----------------------------------------------------------------------------

NIGERIA - 3.0%
Central Bank of Nigeria Par
 Bond, Ser. WW#                 6.250%   11/15/2020   1,250,000   $   828,125
                                                                  -----------

PANAMA - 2.6%
Republic of Panama              9.375%   04/01/2029     250,000       250,000
Republic of Panama              9.625%   02/08/2011     500,000       485,000
                                                                  -----------
                                                                      735,000
                                                                  -----------

PERU - 3.2%
Republic of Peru                9.125%   02/21/2012   1,000,000       905,000
                                                                  -----------

(THE) PHILIPPINES - 10.2%
Republic of Philippines         9.375%   01/18/2017     500,000       512,500
Republic of Philippines         10.625%  03/16/2025   2,250,000     2,325,375
                                                                  -----------
                                                                    2,837,875
                                                                  -----------

POLAND - 3.3%
Poland Global Registered Par
 Bond                           3.750%   10/27/2024   1,250,000       923,437
                                                                  -----------

RUSSIA - 10.0%
Russian Federation Bond         10.000%  06/26/2007     750,000       798,750
Russian Federation Bond         12.750%  06/24/2028     500,000       602,500
Russian Federation Bond,
 Eurodollar                     5.000%   03/31/2030   2,000,000     1,390,000
                                                                  -----------
                                                                    2,791,250
                                                                  -----------

SOUTH KOREA - 3.2%
Republic of Korea               8.875%   04/15/2008     750,000       885,969
                                                                  -----------

TURKEY - 4.6%
Republic of Turkey              11.500%  01/23/2012     500,000       436,250
Republic of Turkey              11.875%  01/15/2030   1,000,000       845,000
                                                                  -----------
                                                                    1,281,250
                                                                  -----------

UKRAINE - 1.6%
Ukraine Government Bond         11.000%  03/15/2007     445,000       449,450
                                                                  -----------

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

                                COUPON                  FACE
                                 RATE     MATURITY   AMOUNT (A)      VALUE
-----------------------------------------------------------------------------

VENEZUELA - 5.6%
Republic of Venezuela           9.250%   09/15/2027   1,500,000   $   963,750
Republic of Venezuela, Ser. DL
 (FRN)#                         2.875%   12/18/2007     785,700       589,275
                                                                  -----------
                                                                    1,553,025
                                                                  -----------
    Total (Cost - $24,861,408)                                     24,208,909
                                                                  -----------

WARRANTS - 0.0%
Central Bank of Nigeria
 Warrants (Nigeria)             0.000%   11/15/2020       5,250             0
Republic of Venezuela Warrants
 (Venezuela)#                   0.000%   04/15/2020      44,625             0
United Mexican States Warrants
 (Mexico)                       0.000%   06/30/2003   3,077,000         8,000
                                                                  -----------
    Total (Cost - $0)                                                   8,000
                                                                  -----------

SHORT-TERM INVESTMENTS - 3.6%
Societe Generale Time Deposit
 (France)                       1.690%   07/01/2002   1,000,000     1,000,000
(Cost - $1,000,000)
                                                                  -----------
TOTAL INVESTMENTS - 90.6%
(COST - $25,861,408)                                               25,216,909
                                                                  -----------
OTHER ASSETS, NET OF
LIABILITIES - 9.4%                                                  2,602,867
                                                                  -----------
NET ASSETS - 100.0%                                               $27,819,776
                                                                  ===========

Summary of Abbreviations
------------------------
FLIRB  Front Loaded Interest Reduction Bond
FRN    Floating Rate Note
PDI    Past Due Interest

(a)  Face amount shown in U.S. dollars unless otherwise indicated.
*    Security is currently in default.
# Security is issued with detachable warrants. The current value of each warrant is zero.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  STATEMENTS OF ASSETS AND LIABILITIES
  JUNE 30, 2002 (UNAUDITED)                                      U.S. PORTFOLIOS

                                U.S. SHORT-TERM  LIMITED DURATION  INFLATION-INDEXED  MORTGAGE-BACKED
                                   PORTFOLIO        PORTFOLIO      HEDGED PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------

ASSETS
------------------------------
Investments in securities, at
 value
 (Cost - $207,670,623,
 $132,263,064, $67,496,835 and
 $533,608,224, respectively)     $207,777,164      $134,651,256       $69,497,155      $537,163,420
Cash                                1,507,806         2,518,139           211,331        14,489,346
Receivable for securities sold        500,234           500,234                 -        53,645,407
Receivable for fund shares
 sold                                       -            68,869                 -                 -
Receivable from Investment
 Adviser                               38,498             1,982                 -                 -
Interest receivable                   365,248           793,601           936,424         1,493,664
Other receivables                           -                 -                 -            33,869
                                 ------------      ------------       -----------      ------------
 Total assets                     210,188,950       138,534,081        70,644,910       606,825,706
                                 ------------      ------------       -----------      ------------

LIABILITIES
------------------------------
Payable for securities
 purchased                            500,000         4,725,194                 -       263,808,565
Payable for fund shares
 redeemed                                   -                 -                 -        79,196,307
Variation margin payable                3,250             2,100                 -             7,984
Distribution payable                   83,762                 -                 -           481,014
Accrued expenses and other
 liabilities                          112,229            35,625            33,944           113,382
                                 ------------      ------------       -----------      ------------
 Total liabilities                    699,241         4,762,919            33,944       343,607,252
                                 ------------      ------------       -----------      ------------

NET ASSETS                       $209,489,709      $133,771,162       $70,610,966      $263,218,454
----------                       ============      ============       ===========      ============

SHARES OUTSTANDING (PAR VALUE
$0.001)                            21,718,622        13,212,456         6,702,634        25,953,793
------------------------------   ============      ============       ===========      ============

NET ASSET VALUE PER SHARE        $       9.65      $      10.12       $     10.53      $      10.14
-------------------------        ============      ============       ===========      ============

COMPONENTS OF NET ASSETS AS OF
JUNE 30, 2002 WERE AS FOLLOWS:
------------------------------
Paid-in capital                  $226,345,162      $131,321,696       $67,625,553      $273,856,176
Undistributed investment
 income, net                           87,045            58,628            52,304           720,133
Accumulated net realized gain
 (loss) on investments and
 financial futures contracts      (17,028,843)           15,933           932,789       (14,368,403)
Net unrealized appreciation on
 investments and financial
 futures contracts                     86,345         2,374,905         2,000,320         3,010,548
                                 ------------      ------------       -----------      ------------
                                 $209,489,709      $133,771,162       $70,610,966      $263,218,454
                                 ============      ============       ===========      ============

See Notes to Financial Statements.

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)                    GLOBAL & INTERNATIONAL PORTFOLIOS

                                 WORLDWIDE    WORLDWIDE CORE  INTERNATIONAL  EMERGING MARKETS
                                 PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------
ASSETS
------------------------------
Investments in securities, at
 value
 (Cost - $176,513,428,
 $231,369,940, $115,299,401
 and $25,861,408,
 respectively)                  $183,213,892   $239,427,078   $121,866,687     $ 25,216,909
Cash                               4,487,555      8,245,960      4,539,562          770,558
Cash on deposit at broker          2,061,398      1,829,354        299,124                -
Foreign cash (Cost - $246,419,
 $6,361,887, $297,293, $0)           271,013      6,568,699        311,027                -
Receivable for securities sold     9,916,774     15,309,203      7,223,698        4,696,484
Receivable for fund shares
 sold                                      -         35,936        962,311                -
Receivable from Investment
 Adviser                               5,234         16,864         16,966            2,711
Interest receivable                1,904,035      2,737,151      1,294,150          664,796
Variation margin receivable                -        477,496              -                -
Receivable for open swap
 contracts                           134,319              -              -                -
Net unrealized appreciation of
 forward foreign exchange
 contracts                         4,487,414      6,085,279      4,832,602                -
Other receivables                          -            721              -                -
                                ------------   ------------   ------------     ------------
 Total assets                    206,481,634    280,733,741    141,346,127       31,351,458
                                ------------   ------------   ------------     ------------
LIABILITIES
------------------------------
Payable for securities
 purchased                        32,258,963     56,685,095     12,102,034        2,764,925
Payable for fund shares
 redeemed                                  -        989,502      2,932,900          639,084
Variation margin payable             247,378              -         57,589                -
Net unrealized depreciation of
 forward foreign exchange
 contracts                         2,920,824     11,243,669      2,152,234                -
Distribution payable                  77,343          2,384         17,661           64,951
Accrued expenses and other
 liabilities                          71,240        117,868         65,742           62,722
                                ------------   ------------   ------------     ------------
 Total liabilities                35,575,748     69,038,518     17,328,160        3,531,682
                                ------------   ------------   ------------     ------------
NET ASSETS                      $170,905,886   $211,695,223   $124,017,967     $ 27,819,776
----------                      ============   ============   ============     ============
SHARES OUTSTANDING (PAR VALUE
$0.001)                           18,784,175     19,284,322     14,939,127        3,659,488
------------------------------  ============   ============   ============     ============
NET ASSET VALUE PER SHARE       $       9.10   $      10.98   $       8.30     $       7.60
-------------------------       ============   ============   ============     ============
COMPONENTS OF NET ASSETS AS OF
JUNE 30, 2002 WERE AS FOLLOWS:
------------------------------
Paid-in capital                 $170,278,323   $214,598,622   $120,533,358     $ 60,755,325
Undistributed (distributions
 in excess of) investment
 income, net                        (481,913)      (573,985)    (1,640,222)          41,674
Accumulated net realized loss
 on investments, short sales,
 financial futures and swap
 contracts and foreign
 currency-related transactions    (6,791,295)    (5,473,497)    (4,136,411)     (32,332,724)
Net unrealized appreciation
 (depreciation) on
 investments, financial
 futures and swap contracts
 and translation of other
 assets and liabilities
 denominated in foreign
 currency                          7,900,771      3,144,083      9,261,242         (644,499)
                                ------------   ------------   ------------     ------------
                                $170,905,886   $211,695,223   $124,017,967     $ 27,819,776
                                ============   ============   ============     ============

See Notes to Financial Statements.

FFTW FUNDS, INC.

  STATEMENTS OF OPERATIONS
  FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)             U.S. PORTFOLIOS

                                U.S. SHORT-TERM  LIMITED DURATION  INFLATION-INDEXED  MORTGAGE-BACKED
                                   PORTFOLIO        PORTFOLIO      HEDGED PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------
Interest                          $3,715,670        $2,816,336        $1,959,544        $ 8,288,632
                                  ----------        ----------        ----------        -----------
EXPENSES
------------------------------
Investment advisory fees             377,288           214,447           121,448            518,046
Administration fees                   62,881            30,635            15,181             90,861
Custodian fees                        59,287            26,633             6,068             76,870
Directors' fees and expenses          17,279             7,196             1,444             19,883
Audit fees                            24,667            12,386             4,844             27,241
Legal fees                             7,906             3,272               598              9,004
Transfer agent fees                   10,052             2,213               181                866
Registration fees                      1,536             7,556               320                909
Other fees and expenses               13,082             8,016             2,013             14,678
                                  ----------        ----------        ----------        -----------
 Total operating expenses            573,978           312,354           152,097            758,358
Waiver of investment advisory
 fees                               (239,252)         (126,345)          (44,475)          (320,889)
Waiver of administration fees        (16,826)                -                 -                  -
                                  ----------        ----------        ----------        -----------
 Total waivers                      (256,078)         (126,345)          (44,475)          (320,889)
                                  ----------        ----------        ----------        -----------
 Operating expenses, net             317,900           186,009           107,622            437,469
Interest                              85,744                 -                 -                  -
                                  ----------        ----------        ----------        -----------
 Total expenses                      403,644           186,009           107,622            437,469
                                  ----------        ----------        ----------        -----------
Investment income, net             3,312,026         2,630,327         1,851,922          7,851,163
                                  ----------        ----------        ----------        -----------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FINANCIAL FUTURES
CONTRACTS
------------------------------
Net realized gain (loss) on
 investments                        (112,207)          149,373           935,197          1,917,528
Net realized loss on financial
 futures contracts                  (128,243)                -                 -           (110,543)
Net change in unrealized
 appreciation (depreciation)
 on investments                     (339,807)          828,059         2,218,184          5,799,492
Net change in unrealized
 depreciation on financial
 futures contracts                   (33,446)          (13,287)                -           (849,822)
                                  ----------        ----------        ----------        -----------
Net realized and unrealized
 gain (loss) on investments
 and financial futures
 contracts                          (613,703)          964,145         3,153,381          6,756,655
                                  ----------        ----------        ----------        -----------
Net Increase in Net Assets
 Resulting from Operations        $2,698,323        $3,594,472        $5,005,303        $14,607,818
                                  ==========        ==========        ==========        ===========

See Notes to Financial Statements.

FFTW FUNDS, INC.

  FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
                                               GLOBAL & INTERNATIONAL PORTFOLIOS

                                 WORLDWIDE   WORLDWIDE CORE  INTERNATIONAL  EMERGING MARKETS
                                 PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------
Interest                        $ 3,633,962   $ 4,989,601     $ 1,773,660      $1,677,648
EXPENSES
------------------------------
Investment advisory fees            315,001       435,109         213,825         129,190
Administration fees                  39,375        54,389          26,728           8,613
Custodian fees                       77,652        94,070          70,306          30,985
Directors' fees and expenses         10,771        13,573           7,610           3,067
Audit fees                           17,799        21,126          13,336           8,568
Legal fees                            4,924         6,177           3,485           1,416
Transfer agent fees                   3,208         3,310           3,860           1,398
Registration fees                     2,078        10,336           8,800           1,344
Other fees and expenses              11,297        12,248           8,671           3,853
                                -----------   -----------     -----------      ----------
 Total operating expenses           482,105       650,338         356,621         188,434
Waiver of investment advisory
 fees                                (3,687)     (155,864)        (31,746)             --
                                -----------   -----------     -----------      ----------
 Operating expenses, net            478,418       494,474         324,875         188,434
Interest                                 --         2,818           3,178              --
                                -----------   -----------     -----------      ----------
 Total expenses                     478,418       497,292         328,053         188,434
                                -----------   -----------     -----------      ----------
Investment income, net            3,155,544     4,492,309       1,445,607       1,489,214
                                -----------   -----------     -----------      ----------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS,
SHORT SALES, FINANCIAL FUTURES
AND SWAP CONTRACTS AND FOREIGN
CURRENCY-RELATED TRANSACTIONS
------------------------------
Net realized gain (loss) on
 investments                       (509,761)      519,098      (1,355,508)      1,703,191
Net realized gain (loss) on
 short sales                        (12,449)        3,720              --              --
Net realized gain (loss) on
 financial futures and swap
 contracts                          205,376      (774,310)        (70,223)             --
Net realized loss on foreign
 currency-related transactions   (1,218,818)     (534,903)     (1,684,564)             --
Net change in unrealized
 appreciation (depreciation)
 on investments                   7,189,034     9,808,435       9,448,651      (2,301,786)
Net change in unrealized
 depreciation on financial
 futures and swap contracts        (654,253)      (81,440)        (49,646)             --
Net change in unrealized
 appreciation (depreciation)
 on translation of other
 assets and liabilities
 denominated in foreign
 currency                         3,400,476    (7,317,937)      5,137,935              --
                                -----------   -----------     -----------      ----------
Net realized and unrealized
 gain (loss) on investments,
 short sales, financial
 futures and swap contracts
 and foreign currency-related
 transactions                     8,399,605     1,622,663      11,426,645        (598,595)
                                -----------   -----------     -----------      ----------
Net Increase in Net Assets
 Resulting from Operations      $11,555,149   $ 6,114,972     $12,872,252      $  890,619
                                ===========   ===========     ===========      ==========

See Notes to Financial Statements.

FFTW FUNDS, INC.

  STATEMENTS OF CHANGES IN NET ASSETS
                                                                 U.S. PORTFOLIOS

                                 U.S. SHORT-TERM PORTFOLIO     LIMITED DURATION PORTFOLIO
                                ----------------------------  ----------------------------
                                 SIX MONTHS                    SIX MONTHS
                                    ENDED                         ENDED
                                JUNE 30, 2002   YEAR ENDED    JUNE 30, 2002   YEAR ENDED
                                 (UNAUDITED)   DEC. 31, 2001   (UNAUDITED)   DEC. 31, 2001
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
------------------------------
Investment income, net          $  3,312,026   $ 13,414,156   $  2,630,327   $  6,063,097
Net realized gain (loss) on
 investments and financial
 futures contracts                  (240,450)     1,104,180        149,373      1,811,425
Net change in unrealized
 appreciation (depreciation)
 on investments and financial
 futures contracts                  (373,253)    (1,642,167)       814,772        331,971
                                ------------   ------------   ------------   ------------
Net increase in net assets
 resulting from operations         2,698,323     12,876,169      3,594,472      8,206,493
                                ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
------------------------------
From investment income, net        3,484,250     13,422,331      2,600,578      5,951,584
                                ------------   ------------   ------------   ------------
Total Distributions                3,484,250     13,422,331      2,600,578      5,951,584
                                ------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS,
NET                              (78,802,731)   (81,242,662)    15,420,763     17,617,474
------------------------------  ------------   ------------   ------------   ------------
Total increase (decrease) in
net assets                       (79,588,658)   (81,788,824)    16,414,657     19,872,383
                                ------------   ------------   ------------   ------------

NET ASSETS
------------------------------
Beginning of Period              289,078,367    370,867,191    117,356,505     97,484,122
                                ------------   ------------   ------------   ------------
End of Period                   $209,489,709   $289,078,367   $133,771,162   $117,356,505
                                ============   ============   ============   ============
UNDISTRIBUTED INVESTMENT
INCOME, NET                     $     87,045   $    259,269   $     58,628   $     28,879
------------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                                 U.S. PORTFOLIOS

                                     INFLATION-INDEXED HEDGED
                                             PORTFOLIO                MORTGAGE-BACKED PORTFOLIO
                                -----------------------------------  ----------------------------
                                 SIX MONTHS                           SIX MONTHS
                                    ENDED          PERIOD FROM           ENDED
                                JUNE 30, 2002    JAN. 2, 2001* TO    JUNE 30, 2002   YEAR ENDED
                                 (UNAUDITED)      DEC. 31, 2001       (UNAUDITED)   DEC. 31, 2001
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
------------------------------
Investment income, net          $  1,851,922       $    988,478      $  7,851,163   $ 18,815,066
Net realized gain on
 investments, short sales and
 financial futures contracts         935,197            252,593         1,806,985      4,391,446
Net change in unrealized
 appreciation (depreciation)
 on investments and financial
 futures contracts                 2,218,184           (217,864)        4,949,670     (3,843,258)
                                ------------       ------------      ------------   ------------
Net increase in net assets
 resulting from operations         5,005,303          1,023,207        14,607,818     19,363,254
                                ------------       ------------      ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
------------------------------
From investment income, net        1,799,618          1,001,372         9,699,723     17,869,000
From net realized gain on
 investments, short sales and
 financial futures contracts           7,102            235,005                --             --
                                ------------       ------------      ------------   ------------
Total Distributions                1,806,720          1,236,377         9,699,723     17,869,000
                                ------------       ------------      ------------   ------------
CAPITAL SHARE TRANSACTIONS,
NET                               27,802,720         39,822,833       (98,977,598)    19,652,684
------------------------------  ------------       ------------      ------------   ------------
Total increase (decrease) in
net assets                        31,001,303         39,609,663       (94,069,503)    21,146,938
                                ------------       ------------      ------------   ------------

NET ASSETS
------------------------------
Beginning of Period               39,609,663                 --       357,287,957    336,141,019
                                ------------       ------------      ------------   ------------
End of Period                   $ 70,610,966       $ 39,609,663      $263,218,454   $357,287,957
                                ============       ============      ============   ============
UNDISTRIBUTED INVESTMENT
INCOME, NET                     $     52,304       $         --      $    720,133   $  2,568,693
------------------------------

  *  Commencement of operations.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                               GLOBAL & INTERNATIONAL PORTFOLIOS

                                    WORLDWIDE PORTFOLIO         WORLDWIDE CORE PORTFOLIO
                                ----------------------------  ----------------------------
                                 SIX MONTHS                    SIX MONTHS
                                    ENDED                         ENDED
                                JUNE 30, 2002   YEAR ENDED    JUNE 30, 2002   YEAR ENDED
                                 (UNAUDITED)   DEC. 31, 2001   (UNAUDITED)   DEC. 31, 2001
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
------------------------------
Investment income, net          $  3,155,544   $  7,711,401   $  4,492,309   $  9,431,511
Net realized gain (loss) on
 investments, short sales,
 financial futures and swap
 contracts and foreign
 currency-related transactions    (1,535,652)    (3,352,185)      (786,395)     3,247,639
Net change in unrealized
 appreciation (depreciation)
 on investments, financial
 futures and swap contracts
 and on translation of assets
 and liabilities denominated
 in foreign currency               9,935,257     (1,932,403)     2,409,058      2,075,435
                                ------------   ------------   ------------   ------------
Net increase in net assets
 resulting from operations        11,555,149      2,426,813      6,114,972     14,754,585
                                ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
------------------------------
From investment income, net        3,120,620      7,736,679      5,721,690     11,324,035
                                ------------   ------------   ------------   ------------
Total Distributions                3,120,620      7,736,679      5,721,690     11,324,035
                                ------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS,
NET                                3,632,491      5,674,932     (8,684,824)     5,559,860
------------------------------  ------------   ------------   ------------   ------------
Total increase (decrease) in
 net assets                       12,067,020        365,066     (8,291,542)     8,990,410
                                ------------   ------------   ------------   ------------

NET ASSETS
------------------------------
Beginning of Period              158,838,866    158,473,800    219,986,765    210,996,355
                                ------------   ------------   ------------   ------------
End of Period                   $170,905,886   $158,838,866   $211,695,223   $219,986,765
                                ============   ============   ============   ============
UNDISTRIBUTED (DISTRIBUTIONS
IN EXCESS OF)
INVESTMENT INCOME, NET          $   (481,913)  $   (516,837)  $   (573,985)  $    655,396
------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                               GLOBAL & INTERNATIONAL PORTFOLIOS

                                  INTERNATIONAL PORTFOLIO      EMERGING MARKETS PORTFOLIO
                                ----------------------------  ----------------------------
                                 SIX MONTHS                    SIX MONTHS
                                    ENDED                         ENDED
                                JUNE 30, 2002   YEAR ENDED    JUNE 30, 2002   YEAR ENDED
                                 (UNAUDITED)   DEC. 31, 2001   (UNAUDITED)   DEC. 31, 2001
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
------------------------------
Investment income, net          $  1,445,607   $  4,486,191    $ 1,489,214   $  4,396,524
Net realized gain (loss) on
 investments, financial
 futures contracts and foreign
 currency-related transactions    (3,110,295)    (5,100,946)     1,703,191     (1,763,939)
Net change in unrealized
 appreciation (depreciation)
 on investments, financial
 futures contracts and on
 translation of assets and
 liabilities denominated in
 foreign currency                 14,536,940     (4,573,273)    (2,301,786)       816,960
                                ------------   ------------    -----------   ------------
Net increase (decrease) in net
 assets resulting from
 operations                       12,872,252     (5,188,028)       890,619      3,449,545
                                ------------   ------------    -----------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
------------------------------
From investment income, net        1,473,897      4,806,552      1,562,668      4,093,261
                                ------------   ------------    -----------   ------------
Total Distributions                1,473,897      4,806,552      1,562,668      4,093,261
                                ------------   ------------    -----------   ------------
CAPITAL SHARE TRANSACTIONS,
NET                                4,771,602     (3,534,503)    (4,548,161)   (16,123,616)
------------------------------  ------------   ------------    -----------   ------------
Total increase (decrease) in
 net assets                       16,169,957    (13,529,083)    (5,220,210)   (16,767,332)
                                ------------   ------------    -----------   ------------

NET ASSETS
------------------------------
Beginning of Period              107,848,010    121,377,093     33,039,986     49,807,318
                                ------------   ------------    -----------   ------------
End of Period                   $124,017,967   $107,848,010    $27,819,776   $ 33,039,986
                                ============   ============    ===========   ============
UNDISTRIBUTED (DISTRIBUTIONS
IN EXCESS OF)
INVESTMENT INCOME, NET          $ (1,640,222)  $ (1,611,932)   $    41,674   $    115,128
------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

  FINANCIAL HIGHLIGHTS
                                                       U.S. SHORT-TERM PORTFOLIO

                                                                           FOR THE YEAR ENDED,
                           FOR THE SIX MONTHS   -------------------------------------------------------------------------
FOR A SHARE OUTSTANDING    ENDED JUNE 30, 2002    DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
THROUGHOUT THE PERIOD:         (UNAUDITED)          2001           2000           1999           1998           1997
-------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
-------------------------
Net asset value,
  beginning of period           $   9.68          $   9.71       $   9.65       $   9.76       $   9.77       $   9.85

INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net              0.16              0.48           0.59           0.51 *         0.54           0.57
Net realized and
  unrealized gain (loss)
  on investments,
  financial futures and
  options contracts                (0.03)            (0.03)          0.06          (0.11)         (0.01)         (0.08)
                                --------          --------       --------       --------       --------       --------
Total from investment
  operations                        0.13              0.45           0.65           0.40           0.53           0.49
                                --------          --------       --------       --------       --------       --------

LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                               0.16              0.48           0.59           0.51           0.54           0.57
                                --------          --------       --------       --------       --------       --------
Total distributions                 0.16              0.48           0.59           0.51           0.54           0.57
                                --------          --------       --------       --------       --------       --------
Net asset value, end of
  period                        $   9.65          $   9.68       $   9.71       $   9.65       $   9.76       $   9.77
                                ========          ========       ========       ========       ========       ========
TOTAL RETURN                       1.24%             4.79%          6.99%          4.26%          5.59%          5.09%
-------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                       $209,490          $289,078       $370,867       $650,447       $840,366       $486,906
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)             0.25%(c)          0.25%          0.25%          0.25%          0.25%          0.25%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)             0.32%(c)          0.32%          0.25%          0.25%          0.25%          0.26%
Ratio of investment
  income, net to average
  net assets (a)                   2.61%(c)          4.88%          6.13%          5.29%          5.48%          5.78%
Decrease in above expense
  ratios due to waiver of
  investment advisory and
  administration fees              0.20%(c)          0.22%          0.17%          0.18%          0.17%          0.18%
Portfolio Turnover (b)               37%              158%           214%            N/A            N/A            N/A

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b) Portfolio turnover was not calculated prior to the year-ended December 31, 2000 due to the Fund's investment in primarily short-term securities.
(c)  Annualized.
*    Calculation done based on average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  FINANCIAL HIGHLIGHTS
                                                      LIMITED DURATION PORTFOLIO

                              FOR THE
                            SIX MONTHS                   FOR THE YEAR ENDED,
                               ENDED      --------------------------------------------------
FOR A SHARE OUTSTANDING    JUNE 30, 2002   DEC. 31,   DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:      (UNAUDITED)      2001       2000      1999      1998      1997
--------------------------------------------------------------------------------------------
PER SHARE DATA
-------------------------
Net asset value,
  beginning of period        $  10.05      $   9.85   $  9.66   $   9.93  $  9.93   $  9.93
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net           0.21          0.53      0.61       0.55 *    0.55     0.62
Net realized and
  unrealized gain (loss)
  on investments, and
  financial futures
  contracts and foreign
  currency related
  transactions                   0.07          0.19      0.19      (0.27)    0.11      0.08
                             --------      --------   -------   --------  -------   -------
Total from investment
  operations                     0.28          0.72      0.80       0.28     0.66      0.70
                             --------      --------   -------   --------  -------   -------
LESS DISTRIBUTIONS
-------------------------
From investment income,
  net (c)                        0.21          0.52      0.61       0.55     0.55      0.62
From net realized gain on
  investments, and
  financial futures
  contracts and foreign
  currency related
  transactions                      -             -         -          -     0.11      0.08
                             --------      --------   -------   --------  -------   -------
Total distributions              0.21          0.52      0.61       0.55     0.66      0.70
                             --------      --------   -------   --------  -------   -------
Net asset value, end of
  period                     $  10.12      $  10.05   $  9.85   $   9.66  $  9.93   $  9.93
                             ========      ========   =======   ========  =======   =======
TOTAL RETURN                    2.80%         7.46%     8.52%      2.88%    6.79%     7.21%
-------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                    $133,771      $117,357   $97,484   $100,105  $89,521   $40,029
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)          0.30% (b)     0.30%     0.30%      0.30%    0.30%     0.30%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)          0.30% (b)     0.30%     0.30%      0.30%    0.30%     0.60%
Ratio of investment
  income, net to average
  net assets (a)                4.24% (b)     5.32%     6.25%      5.60%    5.48%     6.10%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees and reimbursement
  of other expenses             0.20% (b)     0.23%     0.24%      0.24%    0.22%     0.31%
Portfolio Turnover                41%          209%      327%       823%   1,059%    1,292%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Annualized.
(c) Certain prior year amounts have been reclassified to conform to current year presentation.
*    Calculation done based on average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                              INFLATION-INDEXED HEDGED PORTFOLIO

                                          FOR THE SIX MONTHS       PERIOD FROM
FOR A SHARE OUTSTANDING                   ENDED JUNE 30, 2002  JANUARY 2, 2001* TO
THROUGHOUT THE PERIOD:                        (UNAUDITED)       DECEMBER 31, 2001
----------------------------------------------------------------------------------

PER SHARE DATA
----------------------------------------
Net asset value, beginning of period            $ 10.09              $ 10.00

INCREASE FROM INVESTMENT OPERATIONS
----------------------------------------
Investment income, net                             0.27                 0.46
Net realized and unrealized gain on
  investments                                      0.43                 0.19
                                                -------              -------
Total from investment operations                   0.70                 0.65
                                                -------              -------

LESS DISTRIBUTIONS
----------------------------------------
From investment income, net                        0.26                 0.46
From net realized gain on investments,                - **              0.10
                                                -------              -------
Total distributions                                0.26                 0.56
                                                -------              -------
Net asset value, end of period                  $ 10.53              $ 10.09
                                                =======              =======
TOTAL RETURN                                      7.04%                6.54% (c)
----------------------------------------

RATIOS/SUPPLEMENTAL DATA
----------------------------------------
Net assets, end of period (000's)               $70,611              $39,610
Ratio of operating expenses to average
  net assets, exclusive of interest
  expense (a)                                     0.35% (b)            0.35% (b)
Ratio of operating expenses to average
  net assets, inclusive of interest
  expense (a)                                     0.35% (b)            0.35% (b)
Ratio of investment income, net to
  average net assets (a)                          6.00% (b)            4.74% (b)
Decrease in above expense ratios due to
  waiver of investment advisory fees              0.14% (b)            0.33% (b)
Portfolio Turnover                                 130%                  74%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Annualized.
(c)  Not annualized.
*    Commencement of Operations.
**   Rounds to less than $0.01.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                       MORTGAGE-BACKED PORTFOLIO

                              FOR THE
                            SIX MONTHS                       FOR THE YEAR ENDED,
                               ENDED      ----------------------------------------------------------
FOR A SHARE OUTSTANDING    JUNE 30, 2002   DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
THROUGHOUT THE PERIOD:      (UNAUDITED)      2001        2000        1999        1998        1997
----------------------------------------------------------------------------------------------------

PER SHARE DATA
-------------------------
Net asset value,
  beginning of period        $  10.00      $   9.96    $   9.64    $  10.18    $  10.30    $  10.16

INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net           0.24          0.61        0.70        0.61 *      0.68        0.68
Net realized and
  unrealized gain (loss)
  on investments, short
  sales, and financial
  futures and swap
  contracts                      0.18          0.02        0.35       (0.49)       0.07        0.32
                             --------      --------    --------    --------    --------    --------
Total from investment
  operations                     0.42          0.63        1.05        0.12        0.75        1.00
                             --------      --------    --------    --------    --------    --------

LESS DISTRIBUTIONS
-------------------------
From investment income,
  net (c)                        0.28          0.59        0.73        0.64        0.65        0.68
From net realized gain on
  investments, short
  sales, and financial
  futures and swap
  contracts                         -             -           -        0.02        0.22        0.18
                             --------      --------    --------    --------    --------    --------
Total distributions              0.28          0.59        0.73        0.66        0.87        0.86
                             --------      --------    --------    --------    --------    --------
Net asset value, end of
  period                     $  10.14      $  10.00    $   9.96    $   9.64    $  10.18    $  10.30
                             ========      ========    ========    ========    ========    ========
TOTAL RETURN                    2.91%         6.43%      11.60%       1.21%       7.42%      10.19%
-------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                    $263,218      $357,288    $336,141    $298,265    $815,367    $655,271
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)          0.25% (b)     0.25%       0.25%       0.24%       0.23%       0.38%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)          0.25% (b)     0.25%       0.26%       0.24%       0.37%       0.47%
Ratio of investment
  income, net to average
  net assets (a)                4.53% (b)     6.02%       7.20%       6.10%       6.33%       6.07%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees                          0.19% (b)     0.21%       0.20%       0.20%       0.20%       0.07%
Portfolio Turnover               285%          523%        699%        745%        843%      3,396%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Annualized.
(c) Certain prior year amounts have been reclassed to conform to current year presentations.
*    Calculation done using average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                             WORLDWIDE PORTFOLIO

                              FOR THE
                            SIX MONTHS               FOR THE YEAR ENDED,
                               ENDED      ------------------------------------------
FOR A SHARE OUTSTANDING    JUNE 30, 2002   DEC. 31,    DEC. 31,   DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:      (UNAUDITED)      2001        2000       1999      1998      1997
----------------------------------------------------------------------------------------------
PER SHARE DATA
-------------------------
Net asset value,
  beginning of period        $   8.64      $   8.91    $   9.12   $ 10.28   $  9.42   $  9.64
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net           0.17         0.39*       0.48*     0.43*      0.46      0.49
Net realized and
  unrealized gain (loss)
  on investments, short
  sales, financial
  futures and swap
  contracts and foreign
  currency related
  transactions                   0.46         (0.27)      (0.21)    (0.98)     0.96     (0.22)
                             --------      --------    --------   -------   -------   -------
Total from investment
  operations                     0.63          0.12        0.27     (0.55)     1.42      0.27
                             --------      --------    --------   -------   -------   -------
LESS DISTRIBUTIONS
-------------------------
From investment income,
  net (c)                        0.17          0.39        0.38      0.61      0.46      0.30
From net realized gain on
  investments, short
  sales, financial
  futures and swap
  contracts and foreign
  currency related
  transactions                      -             -           -         -      0.10         -
From capital stock in
  excess of par value               -             -        0.10         -         -      0.19
                             --------      --------    --------   -------   -------   -------
Total distributions              0.17          0.39        0.48      0.61      0.56      0.49
                             --------      --------    --------   -------   -------   -------
Net asset value, end of
  period                     $   9.10      $   8.64    $   8.91   $  9.12   $ 10.28   $  9.42
                             ========      ========    ========   =======   =======   =======
TOTAL RETURN                    7.38%         1.40%       3.26%    (5.38%)   15.58%     2.93%
-------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                    $170,906      $158,839    $158,474   $68,581   $69,653   $82,236
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)          0.60% (b)     0.60%       0.60%     0.60%     0.60%     0.60%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)          0.60% (b)     0.60%       0.60%     0.60%     0.60%     0.60%
Ratio of investment
  income, net to average
  net assets (a)                3.96% (b)     4.50%       5.53%     4.51%     4.76%     5.21%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees and reimbursement
  of other expenses             0.00%(b)+     0.01%       0.00%+    0.03%     0.01%     0.02%
Portfolio Turnover               304%          618%        493%      390%      668%      713%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Annualized.
(c) Certain prior year amounts have been reclassified to conform to current year presentation.
*    Calculation done based on average shares outstanding.
+    Rounds to less than 0.01%.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                        WORLDWIDE CORE PORTFOLIO

                              FOR THE
                            SIX MONTHS                      FOR THE YEAR ENDED,
                               ENDED      --------------------------------------------------------
FOR A SHARE OUTSTANDING    JUNE 30, 2002   DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,   DEC. 31,
THROUGHOUT THE PERIOD:      (UNAUDITED)      2001        2000        1999        1998       1997
--------------------------------------------------------------------------------------------------
PER SHARE DATA
-------------------------
Net asset value,
  beginning of period        $  10.96      $  10.79    $  10.58    $  11.19    $  11.23   $ 10.91
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net           0.22          0.48        0.60        0.51 *      0.59      0.53
Net realized and
  unrealized gain (loss)
  on investments, short
  sales, financial
  futures contracts and
  foreign currency
  related transactions           0.08          0.27        0.50       (0.53)       0.68      0.80
                             --------      --------    --------    --------    --------   -------
Total from investment
  operations                     0.30          0.75        1.10       (0.02)       1.27      1.33
                             --------      --------    --------    --------    --------   -------
LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                            0.28          0.58        0.89        0.59        0.70      0.59
From net realized gain on
  investments, short
  sales, financial
  futures contracts and
  foreign currency
  related transactions              -             -           -        0.00 **      0.61     0.42
                             --------      --------    --------    --------    --------   -------
Total distributions              0.28          0.58        0.89        0.59        1.31      1.01
                             --------      --------    --------    --------    --------   -------
Net asset value, end of
  period                     $  10.98      $  10.96    $  10.79    $  10.58    $  11.19   $ 11.23
                             ========      ========    ========    ========    ========   =======
TOTAL RETURN                    2.91%         6.94%      10.79%      (0.19%)     11.53%    12.60%
-------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                    $211,695      $219,987    $210,996    $181,535    $174,805   $80,390
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)          0.45% (b)     0.45%       0.45%       0.45%       0.45%     0.45%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)          0.45% (b)     0.45%       0.45%       0.45%       0.45%     0.45%
Ratio of investment
  income, net to average
  net assets (a)                4.09% (b)     4.38%       5.60%       4.70%       4.85%     5.29%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees                          0.14% (b)     0.17%       0.14%       0.14%       0.13%     0.20%
Portfolio Turnover               299%          615%        549%        404%        745%      704%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Annualized.
*    Calculation done based on average shares outstanding.
**   Rounds to less than $0.01.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                         INTERNATIONAL PORTFOLIO

                              FOR THE
                            SIX MONTHS                     FOR THE YEAR ENDED,
                               ENDED      ------------------------------------------------------
FOR A SHARE OUTSTANDING    JUNE 30, 2002   DEC. 31,    DEC. 31,    DEC. 31,   DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:      (UNAUDITED)      2001        2000        1999       1998      1997
------------------------------------------------------------------------------------------------
PER SHARE DATA
-------------------------
Net asset value,
  beginning of period        $   7.53      $   8.18    $   8.70    $   9.68   $  9.50   $ 10.20
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net           0.10          0.29        0.44        0.37 *    0.48      0.50
Net realized and
  unrealized gain (loss)
  on investments, and
  financial futures
  contracts and foreign
  currency related
  transactions                   0.77         (0.63)      (0.54)      (0.98)     1.21     (0.56)
                             --------      --------    --------    --------   -------   -------
Total from investment
  operations                     0.87         (0.34)      (0.10)      (0.61)     1.69     (0.06)
                             --------      --------    --------    --------   -------   -------
LESS DISTRIBUTIONS
-------------------------
From investment income,
  net (d)                        0.10          0.31        0.04        0.37      0.85      0.14
From net realized gain on
  investments, and
  financial futures
  contracts and foreign
  currency related
  transactions                      -             -           -           -      0.66      0.14
From capital stock in
  excess of par value               -             -        0.38           -         -      0.36
                             --------      --------    --------    --------   -------   -------
Total distributions              0.10          0.31        0.42        0.37      1.51      0.64
                             --------      --------    --------    --------   -------   -------
Net asset value, end of
  period                     $   8.30      $   7.53    $   8.18    $   8.70   $  9.68   $  9.50
                             ========      ========    ========    ========   =======   =======
TOTAL RETURN                   11.72%        (4.22%)     (0.98%)     (6.34%)   18.35%    (0.43%)
-------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                    $124,018      $107,848    $121,377    $103,564   $81,705   $67,653
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)          0.60% (c)     0.60%       0.60%       0.60%     0.60%     0.60%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)          0.61% (c)     0.60%       0.60%       0.60%     0.60%     0.60%
Ratio of investment
  income, net to average
  net assets (a)                2.67% (c)     3.70%       5.18%       4.13%     4.56%     5.19%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees and reimbursement
  of other expenses             0.06% (c)     0.06%       0.04%       0.00% (b)   0.03%   0.10%
Portfolio Turnover               151%          659%        508%        569%    1,049%      809%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Rounds to less than $0.01 or 0.01%.
(c)  Annualized.
(d) Certain prior year amounts have been reclassed to conform to current year presentations.
*    Calculation done based on average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                      EMERGING MARKETS PORTFOLIO

                              FOR THE
                            SIX MONTHS             FOR THE YEAR ENDED,
                               ENDED      --------------------------------------      PERIOD FROM
FOR A SHARE OUTSTANDING    JUNE 30, 2002  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  AUGUST 12, 1997* TO
THROUGHOUT THE PERIOD:      (UNAUDITED)     2001      2000      1999      1998     DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------
PER SHARE DATA
-------------------------
Net asset value,
  beginning of period         $  7.73     $  7.76   $  7.68   $   7.72  $   9.59       $  10.00
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net           0.34        0.70 **    0.77 **     0.78 **     0.88          0.29
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  related transactions          (0.11)      (0.06)     0.08       0.05     (1.86)         (0.41)
                              -------     -------   -------   --------  --------       --------
Total from investment
  operations                     0.23        0.64      0.85       0.83     (0.98)         (0.12)
                              -------     -------   -------   --------  --------       --------
LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                            0.36        0.67      0.14       0.87      0.76           0.29
From capital stock in
  excess of par value               -           -      0.63          -      0.13              -
                              -------     -------   -------   --------  --------       --------
Total distributions              0.36        0.67      0.77       0.87      0.89           0.29
                              -------     -------   -------   --------  --------       --------
Net asset value, end of
  period                      $  7.60     $  7.73   $  7.76   $   7.68  $   7.72       $   9.59
                              =======     =======   =======   ========  ========       ========
TOTAL RETURN                    2.66%       8.85%    11.41%     11.73%   (10.50%)        (1.20% ) (b)
-------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                     $27,820     $33,040   $49,807   $128,419  $164,709       $111,043
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense              1.08% (a)   1.07%     1.03%      1.01%     1.00%          1.03% (a)
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense              1.08% (a)   1.07%     1.03%      1.07%     1.15%          1.03% (a)
Ratio of investment
  income, net to average
  net assets                    8.57% (a)   9.21%    10.05%     10.44%    10.52%          7.87% (a)
Portfolio Turnover               103%        421%      169%       137%      157%            16%

--------------------------------------------------------------------------------

(a)  Annualized.
(b)  Not annualized.
*    Commencement of Operations.
**   Calculations done based on average shares outstanding.

See Notes to Financial Statements.

FFTW Funds, Inc.

  Notes to Financial Statements
  JUNE 30, 2002 (UNAUDITED)

1.  ORGANIZATION

FFTW Funds, Inc. (the "Fund") was organized as a Maryland corporation on February 23, 1989 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has seventeen Portfolios, eight of which were active as of June 30, 2002. The eight active Portfolios are: U.S. Short-Term Portfolio ("U.S. Short-Term"); Limited Duration Portfolio ("Limited Duration"); Inflation-Indexed Hedged Portfolio ("Inflation-Indexed"); Mortgage-Backed Portfolio ("Mortgage"); Worldwide Portfolio ("Worldwide"); Worldwide Core Portfolio ("Worldwide Core"), formerly Worldwide-Hedged Portfolio; International Portfolio ("International"); and Emerging Markets Portfolio ("Emerging Markets"). The Fund is managed by Fischer Francis Trees & Watts, Inc. (the "Investment Adviser").

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NET ASSET VALUE

The net asset value per share ("NAV") of each Portfolio is determined by adding the value of all of the assets of the Portfolio, subtracting all of the Portfolio's liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The NAV is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day (as that term is defined in the Fund's registration statement) for each Portfolio, other than Mortgage. The NAV of Mortgage is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on the last Business Day of each month, on any other Business Days in which the Investment Adviser approves a purchase, and on each Business Day for which a redemption order has been placed.

SECURITIES

All securities transactions are recorded on a trade date basis. Interest income and expense are recorded on the accrual basis. The Fund amortizes discount or premium using the interest method on a daily basis to interest income. The Fund uses the FIFO method for determining gain or loss on sales of securities.

VALUATION

Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. Securities for which market quotations are not readily available will be valued in good faith by methods approved by the Board of Directors. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

EXPENSES

Expenses directly attributed to each Portfolio in the Fund are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated proportionately among them based on their net assets.

INCOME TAX

There is no provision for Federal income or excise tax since each Portfolio distributes all of its taxable income and qualifies or intends to qualify as a regulated investment company ("RIC") by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs.

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
DIVIDENDS TO SHAREHOLDERS

Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium, and accrued expenses) of each Portfolio, other than U.S. Short-Term, will be declared as a dividend payable to the respective shareholders of record as of the second to last Business Day of each month. The net investment income of U.S. Short-Term will be declared as a dividend payable daily to the shareholders of record as of the close of each Business Day. Additionally, each Portfolio, at its discretion, may declare special dividends or distributions to comply with all federal tax regulations.

Dividends are paid in cash or reinvested monthly for all Portfolios. Distributions from net capital gains of each Portfolio, if any, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain may not be distributed.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with U.S. Federal income tax regulations and may differ from net investment income and realized gains recorded by a Portfolio for financial reporting purposes. Differences result primarily from the treatment of foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. To the extent that those differences which are permanent in nature result in overdistributions to shareholders, amounts are reclassified within the capital accounts based on their U.S. Federal tax basis treatment. Temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital stock in excess of par.

CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses on foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities other than investments in securities at the fiscal year end, resulting from changes in the exchange rates.

ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, financial highlights and notes thereto. Actual results could differ from those estimates.

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

3.  INVESTMENT ADVISORY AGREEMENTS AND AFFILIATED TRANSACTIONS

The Fund's Board of Directors has approved investment advisory agreements (the "Agreements") with the Investment Adviser. The investment advisory fees to be paid to the Investment Adviser are computed daily at annual rates set forth below. The fees are payable quarterly for U.S. Short-Term and Worldwide, and monthly for Limited Duration, Mortgage, Inflation-Indexed, Worldwide Core, International, and Emerging Markets.

From time to time, the Investment Adviser has agreed to waive its investment advisory fee and reimburse the Portfolios for any expenses (exclusive of interest, taxes, brokerage commissions and other extraordinary expenses) in excess of certain specified amounts. The table below summarizes the current investment advisory fee arrangement for the six months ended June 30, 2002 (reflecting certain waivers), the investment advisory fee per the Agreements and the current expense cap as percentages of average daily net assets. All waiver and expense cap agreements are in effect until further notice.

-----------------------------------------------------------------------------
                                      INVESTMENT         CURRENT      CURRENT
                                       ADVISORY         INVESTMENT    EXPENSE
             PORTFOLIO               FEE PER AGREEMENT  ADVISORY FEE   CAP
-----------------------------------------------------------------------------
U.S. Short-Term                               0.30%          0.15%     0.25%
Limited Duration                              0.35%          0.15%     0.30%
Inflation-Indexed                             0.40%          0.20%     0.35%
Mortgage                                      0.30%          0.10%     0.25%
Worldwide                                     0.40%          0.40%     0.60%
Worldwide Core                                0.40%          0.25%     0.45%
International                                 0.40%          0.40%     0.60%
Emerging Markets                              0.75%          0.75%     1.50%

Effective May 28, 2002, Directors who are not employees of the Investment Adviser receive an annual retainer of $40,000 payable in quarterly installments. On November 22, 1999, the directors established the position of lead independent director. The lead independent director acts as spokesperson for the remaining independent directors. The lead independent director receives an additional 25% compensation on an annual basis, which is payable in quarterly installments. Directors' fees of $85,000 were allocated among the Portfolios and paid for the six months ended June 30, 2002.

As of June 30, 2002, the Investment Adviser had discretionary investment advisory agreements with shareholders of the Fund that represent 49.9% of the Fund's total net assets and therefore, the investment adviser may be deemed a control person.

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

4.  INVESTMENT TRANSACTIONS

The cost of investments for Federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for Federal income tax purposes at June 30, 2002, for each of the Portfolios were as follows:

------------------------------------------------------------------------------------
                                UNREALIZED    UNREALIZED                    TAX
          PORTFOLIO             APPRECIATION  DEPRECIATION     NET          COST
------------------------------------------------------------------------------------
U.S. Short-Term                  $  782,252    $  675,711   $  106,541  $207,670,623
Limited Duration                  2,430,879        42,687    2,388,192   117,263,355
Inflation-Indexed                 2,000,320             0    2,000,320    67,496,835
Mortgage                          8,182,510     4,956,892    3,225,618   533,937,802
Worldwide                         7,658,146       959,097    6,699,049   176,514,843
Worldwide Core                    8,787,279       728,493    8,058,786   231,368,292
International                     7,187,742       620,456    6,567,286   115,299,401
Emerging Markets                    599,964     1,244,463     (644,499)   25,861,408

Purchase costs and proceeds from sales of investment securities (including U.S. Government securities), other than short-term investments, for the six months ended June 30, 2002 for each of the Portfolios were as follows:

---------------------------------------------------------------------------------------
                                          PURCHASE COST OF       PROCEEDS FROM SALES OF
               PORTFOLIO                  INVESTMENT SECURITIES  INVESTMENT SECURITIES
---------------------------------------------------------------------------------------
U.S. Short-Term                              $   97,004,503          $   82,801,965
Limited Duration                                 65,138,560              42,823,388
Inflation-Indexed                                74,628,752              78,094,262
Mortgage                                      1,525,348,089           2,665,480,240
Worldwide                                       476,701,291             552,169,584
Worldwide (short sales transactions*)             1,043,751               1,042,822
Worldwide Core                                  741,437,625           1,229,634,257
Worldwide Core (short sales
  transactions*)                                  4,175,006               4,171,286
International                                   162,340,705             282,837,287
Emerging Markets                                 31,421,396              64,833,789

*    Securities sold but not yet purchased.

Worldwide and Worldwide Core are engaged in short-selling which obligates Worldwide and Worldwide Core to borrow the security and then replace the security borrowed by purchasing the security at current market value. Worldwide and Worldwide Core would incur a loss if the price of the security increases between the date of the short sale and the date on which Worldwide and Worldwide Core purchases the security to cover the short sale. Worldwide and Worldwide Core would realize a gain if the price of the security declines between those dates. While Worldwide and Worldwide Core has a borrowed security, Worldwide and Worldwide Core will maintain daily, a segregated account with a broker and/or custodian, of cash and/or liquid securities sufficient to cover its short position. At June 30, 2002, the Portfolios held no open short positions.

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

5.  FORWARD FOREIGN EXCHANGE CONTRACTS

Each Portfolio may enter into forward foreign exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings with counterparties which the Portfolios' Investment Adviser has deemed creditworthy. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are valued daily, and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rate at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities and in the statement of operations as unrealized gains and losses. Realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency-related transactions in the statement of operations. The Portfolios' custodian will place and maintain cash not available for investment, U.S. Government securities, or other appropriate liquid, unencumbered securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under certain open forward foreign exchange contracts. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 2002, Worldwide had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies, as follows:

---------------------------------------------------------------------------------------
                                                                          UNREALIZED
  CONTRACT                                        COST/                  APPRECIATION
   AMOUNT                                       PROCEEDS       VALUE     (DEPRECIATION)
---------------------------------------------------------------------------------------

FORWARD FOREIGN EXCHANGE BUY CONTRACTS
---------------------------------------------------------------------------------------
               Australian Dollar closing
    5,285,599  8/28/02                         $ 2,822,989  $ 2,950,318   $   127,329
               British Pound Sterling closing
    4,912,948  8/28/02                           7,128,954    7,460,244       331,290
               Canadian Dollar closing
    9,639,130  8/28/02                           6,204,421    6,327,594       123,173
   40,367,960  Euros closing 8/28/02            37,644,886   39,756,695     2,111,809
2,168,945,540  Japanese Yen closing 8/28/02     17,138,783   18,153,729     1,014,946
               Norwegian Krone closing
    8,000,000  8/28/02                             944,131    1,056,426       112,295
    8,697,528  Swedish Krona closing 8/28/02       840,000      942,045       102,045
   10,107,146  Swiss Franc closing 8/28/02       6,280,632    6,798,803       518,171

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
---------------------------------------------------------------------------------------
               Australian Dollar closing
    6,100,000  8/28/02                           3,429,247    3,404,898        24,349
               British Pound Sterling closing
      770,000  8/28/02                           1,118,371    1,169,234       (50,863)
               Canadian Dollar closing
   10,774,008  8/28/02                           7,019,735    7,072,584       (52,849)
    2,501,610  Euros closing 7/02/02             2,489,978    2,470,147        19,831
   29,100,381  Euros closing 8/28/02            27,130,311   28,659,734    (1,529,423)
  854,915,270  Japanese Yen closing 8/28/02      6,840,166    7,155,505      (315,339)
   30,887,718  Swedish Krona closing 8/28/02     2,986,427    3,345,505      (359,078)
    7,037,094  Swiss Franc closing 8/28/02       4,260,000    4,733,662      (473,662)
                                                                          -----------
                                                                          $ 1,704,024
                                                                          ===========

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

5.  FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   UNREALIZED
 CONTRACT          CURRENCY TO           COST/                   CONTRACT    CURRENCY TO     COST/                 APPRECIATION
  AMOUNT             DELIVER            PROCEEDS     VALUE        AMOUNT       RECEIVE      PROCEEDS     VALUE     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS (ALL CLOSING 8/28/02)
---------------------------------------------------------------------------------------------------------------------------------
 1,300,000  British Pound Sterling     $1,901,276  $1,974,032   235,367,960  Japanese Yen  $1,901,276  $1,969,992    $  (4,040)
 8,000,000  Norwegian Krone             1,061,296   1,056,426     1,074,879     Euros       1,061,296   1,058,602        2,176
11,400,000  Swedish Krona               1,232,299   1,234,755     1,248,070     Euros       1,232,299   1,229,172       (5,583)
 3,069,391  Swiss Franc                 1,860,000   2,064,696     2,947,235    Canadian     1,860,000   1,934,709     (129,987)
                                                                                Dollar
                                                                                                                     ---------
                                                                                                                     $(137,434)
                                                                                                                     =========

At June 30, 2002, Worldwide Core had outstanding forward foreign exchange contracts, both to purchase and sell currencies, as follows:

-----------------------------------------------------------------------------------------
                                                                            UNREALIZED
  CONTRACT                                        COST/                    APPRECIATION
   AMOUNT                                        PROCEEDS       VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------------

FORWARD FOREIGN EXCHANGE BUY CONTRACTS
-----------------------------------------------------------------------------------------
               Australian Dollar closing
   10,158,179  8/28/02                         $  5,424,528  $  5,670,092   $   245,564
               British Pound Sterling closing
    2,546,500  8/28/02                            3,713,072     3,866,825       153,753
               Canadian Dollar closing
   13,831,924  8/28/02                            8,855,539     9,079,948       224,409
   65,740,033  Euros closing 8/28/02             60,851,894    64,744,576     3,892,682
  803,450,666  Japanese Yen closing 8/28/02       6,417,463     6,724,754       307,291
               Norwegian Krone closing
   10,800,000  8/28/02                            1,274,577     1,426,176       151,599
   19,466,046  Swedish Krona closing 8/28/02      1,880,000     2,108,403       228,403
   15,289,265  Swiss Franc closing 8/28/02        9,458,872    10,284,674       825,802

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
-----------------------------------------------------------------------------------------
               Australian Dollar closing
   10,200,000  8/28/02                            5,746,059     5,693,439        52,620
               British Pound Sterling closing
    2,487,878  8/28/02                            3,604,864     3,777,809      (172,945)
               Canadian Dollar closing
   19,322,010  8/28/02                           12,518,735    12,683,908      (165,173)
    6,547,389  Danish Krone closing 8/28/02         785,662       867,603       (81,941)
    4,189,476  Euros closing 7/01/02              4,122,361     4,136,969       (14,608)
  114,143,565  Euros closing 8/28/02            104,953,294   112,415,166    (7,461,872)
3,751,977,045  Japanese Yen closing 8/28/02      29,723,961    31,403,451    (1,679,490)
   55,152,271  Swedish Krona closing 8/28/02      5,337,747     5,973,642      (635,895)
   15,159,727  Swiss Franc closing 8/28/02        9,180,000    10,197,537    (1,017,537)
                                                                            -----------
                                                                            $(5,147,338)
                                                                            ===========

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

5.  FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  UNREALIZED
 CONTRACT          CURRENCY TO           COST/                  CONTRACT    CURRENCY TO     COST/                 APPRECIATION
  AMOUNT             DELIVER            PROCEEDS     VALUE       AMOUNT       RECEIVE      PROCEEDS     VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS (ALL CLOSING 8/28/02)
--------------------------------------------------------------------------------------------------------------------------------
 1,700,000  British Pound Sterling     $2,486,272  $2,581,427  307,799,160  Japanese Yen  $2,486,272  $2,576,230     $ (5,197)
11,600,000  Norwegian Krone             1,538,878   1,531,818    1,558,574     Euros       1,538,878   1,534,974        3,156
18,400,000  Swedish Krona               1,988,973   1,992,937    2,014,429     Euros       1,988,973   1,983,926       (9,011)
                                                                                                                     --------
                                                                                                                     $(11,052)
                                                                                                                     ========

At June 30, 2002, International had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies, as follows:

-------------------------------------------------------------------------------------
                                                                        UNREALIZED
  CONTRACT                                       COST/                 APPRECIATION
   AMOUNT                                       PROCEEDS     VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------

FORWARD FOREIGN EXCHANGE BUY CONTRACTS
-------------------------------------------------------------------------------------
               Australian Dollar closing
    7,240,033  8/28/02                         $3,865,372  $4,041,238    $  175,866
               British Pound Sterling closing
    5,890,992  8/28/02                          8,544,080   8,945,391       401,311
               Canadian Dollar closing
   12,590,883  8/28/02                          8,092,843   8,265,268       172,425
    5,326,766  Euros closing 7/02/02            5,318,430   5,259,770       (58,660)
   36,902,521  Euros closing 8/28/02           34,208,135  36,343,731     2,135,596
2,370,919,034  Japanese Yen closing 8/28/02    18,729,865  19,844,216     1,114,351
               Norwegian Krone closing
    9,200,000  8/28/02                          1,085,751   1,214,890       129,139
    9,525,864  Swedish Krona closing 8/28/02      920,000   1,031,764       111,764
   10,204,043  Swiss Franc closing 8/28/02      6,342,142   6,863,984       521,842

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
-------------------------------------------------------------------------------------
               Australian Dollar closing
    9,869,608  8/28/02                          5,569,607   5,509,020        60,587
               British Pound Sterling closing
    1,361,200  8/28/02                          1,984,213   2,066,963       (82,750)
               Canadian Dollar closing
   11,338,016  8/28/02                          7,390,246   7,442,826       (52,580)
   26,880,187  Euros closing 8/28/02           25,526,913  26,473,157      (946,244)
1,116,014,408  Japanese Yen closing 8/28/02     8,948,904   9,340,863      (391,959)
    7,169,246  Swiss Franc closing 8/28/02      4,340,000   4,822,557      (482,557)
                                                                         ----------
                                                                         $2,808,131
                                                                         ==========

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

5.  FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 UNREALIZED
CONTRACT          CURRENCY TO           COST/                  CONTRACT    CURRENCY TO     COST/                 APPRECIATION
 AMOUNT             DELIVER            PROCEEDS     VALUE       AMOUNT       RECEIVE      PROCEEDS     VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS (ALL CLOSING 8/28/02)
-------------------------------------------------------------------------------------------------------------------------------
  660,000  British Pound Sterling     $  963,910  $1,002,201  120,615,000  Japanese Yen  $  963,910  $1,009,528    $   7,327
8,800,000  Norwegian Krone             1,167,425   1,162,069    1,182,367     Euros       1,167,425   1,164,463        2,394
9,600,000  Swedish Krona               1,037,725   1,039,793    1,051,007     Euros       1,037,725   1,035,092       (4,701)
3,135,399  Swiss Franc                 1,900,000   2,109,098    3,010,617    Canadian     1,900,000   1,976,315     (132,783)
                                                                              Dollar
                                                                                                                   ---------
                                                                                                                   $(127,763)
                                                                                                                   =========

Each Portfolio may enter into foreign currency transactions on the spot markets (foreign currency translations that settle in two days) in order to pay for foreign investment purchases or to convert to U.S. dollars the proceeds from foreign investment sales or coupon interest receipts. At June 30, 2002, no Portfolio had an outstanding purchase or sale of foreign currency on the spot markets.

6.  FINANCIAL FUTURES CONTRACTS

Each Portfolio may enter into financial futures contracts to hedge its interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Portfolio to "mark to market" open positions on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. At June 30, 2002, the Portfolios placed U.S. Treasury Bills, other liquid securities or cash in segregated accounts for the benefit of the futures clearing broker at the Portfolio's custodian with respect to their financial futures contracts as follows:

--------------------------------------------------------------------
                                                    JUNE 30, 2002
                    PORTFOLIO                       COLLATERAL VALUE
--------------------------------------------------------------------
U.S. Short-Term                                        $  199,466
Limited Duration                                           99,733
Mortgage                                                  349,065
Worldwide                                                 698,332
Worldwide Core                                          1,197,141
International                                             798,094

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

6.  FINANCIAL FUTURES CONTRACTS (CONTINUED)
As of June 30, 2002, U.S. Short-Term had the following open financial futures contracts:

-----------------------------------------------------------------------------
                                                  NOTIONAL     UNREALIZED
                                                  VALUE OF     APPRECIATION
CONTRACTS                                        CONTRACTS     (DEPRECIATION)
-----------------------------------------------------------------------------

LONG FUTURES CONTRACTS:
-----------------------------------------------------------------------------
     65    December 2003 Euro Bund               $15,537,438      $ 14,196

SHORT FUTURES CONTRACTS:
-----------------------------------------------------------------------------
     65    December 2002 Euro Bund                15,881,125       (34,392)
                                                                  --------
                                                                  $(20,196)
                                                                  ========

As of June 30, 2002, Limited Duration had the following open financial futures contracts:

-----------------------------------------------------------------------------
                                                  NOTIONAL     UNREALIZED
                                                  VALUE OF     APPRECIATION
CONTRACTS                                        CONTRACTS     (DEPRECIATION)
-----------------------------------------------------------------------------

LONG FUTURES CONTRACTS:
-----------------------------------------------------------------------------
     42    December 2003 Euro Bund               $10,039,575      $  8,975

SHORT FUTURES CONTRACTS:
-----------------------------------------------------------------------------
     42    December 2002 Euro Bund                10,261,650       (22,262)
                                                                  --------
                                                                  $(13,287)
                                                                  ========

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

6.  FINANCIAL FUTURES CONTRACTS (CONTINUED)
As of June 30, 2002, Mortgage had the following open financial futures contracts:

-----------------------------------------------------------------------------
                                                  NOTIONAL     UNREALIZED
                                                  VALUE OF     APPRECIATION
CONTRACTS                                        CONTRACTS     (DEPRECIATION)
-----------------------------------------------------------------------------

LONG FUTURES CONTRACTS:
-----------------------------------------------------------------------------
           September 2002 10 Year U.S.
    141    Treasury Note                         $15,120,049     $  16,247

SHORT FUTURES CONTRACTS:
-----------------------------------------------------------------------------
           October 2002 2 Year U.S. Treasury
     18    Note                                    3,779,156       (37,787)
           September 2002 5 Year U.S. Treasury
    221    Note                                   23,740,234      (392,445)
      9    September 2002 Euro Bund                2,206,013       (22,213)
      6    December 2002 Euro Bund                 1,465,950       (16,609)
      6    March 2003 Euro Bund                    1,458,675       (17,584)
      6    June 2003 Euro Bund                     1,449,225       (15,784)
      6    September 2003 Euro Bund                1,440,600       (12,858)
      6    December 2003 Euro Bund                 1,434,225       (10,758)
      6    March 2004 Euro Bund                    1,429,875        (9,333)
      6    June 2004 Euro Bund                     1,426,275        (8,658)
      6    September 2004 Euro Bund                1,423,725        (8,358)
      6    December 2004 Euro Bund                 1,421,250        (8,508)
                                                                 ---------
                                                                 $(544,648)
                                                                 =========

As of June 30, 2002, Worldwide had the following open financial futures contracts:

-----------------------------------------------------------------------------
                                                  NOTIONAL     UNREALIZED
                                                  VALUE OF     APPRECIATION
CONTRACTS                                        CONTRACTS     (DEPRECIATION)
-----------------------------------------------------------------------------

LONG FUTURES CONTRACTS:
-----------------------------------------------------------------------------
           September 2002 10 Year Japanese
      1    Bond                                  $ 1,144,317     $     700
           September 2002 2 Year U.S. Treasury
     51    Notes                                  10,609,080       108,092
           September 2002 5 Year U.S. Treasury
    104    Notes                                  11,004,874       181,626
     86    September 2002 Euro Bund                8,556,936       144,201

SHORT FUTURES CONTRACTS:
-----------------------------------------------------------------------------
           September 2002 10 Year U.S.
    295    Treasury Notes                         30,820,552      (868,561)
           September 2002 5 Year U.S. Treasury
     10    Notes                                   1,074,220       (12,367)
     80    September 2002 Euro BOBL                7,827,986      (116,347)
     16    September 2002 U.S. Treasury Bonds      1,609,536       (37,464)
                                                                 ---------
                                                                 $(600,120)
                                                                 =========

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

6.  FINANCIAL FUTURES CONTRACTS (CONTINUED)
As of June 30, 2002, Worldwide Core had the following open financial futures contracts:

-----------------------------------------------------------------------------
                                                  NOTIONAL     UNREALIZED
                                                  VALUE OF     APPRECIATION
CONTRACTS                                        CONTRACTS     (DEPRECIATION)
-----------------------------------------------------------------------------

LONG FUTURES CONTRACTS:
-----------------------------------------------------------------------------
           September 2002 5 Year U.S. Treasury
     26    Notes                                 $ 2,792,969      $    262
     16    September 2002 British Long Gilts       2,749,261        53,388
    110    September 2002 Euro Bund               11,816,200       109,795

SHORT FUTURES CONTRACTS:
-----------------------------------------------------------------------------
           September 2002 10 Year U.S.
    161    Treasury Notes                         17,264,734       (83,637)
           September 2002 5 Year U.S. Treasury
     12    Notes                                   1,289,063       (16,519)
     55    September 2002 Euro BOBL                5,760,943       (69,674)
      2    September 2002 U.S. Treasury Bonds        205,563        (4,374)
                                                                  --------
                                                                  $(10,759)
                                                                  ========

As of June 30, 2002, International had the following open financial futures contracts:

---------------------------------------------------------------------------
                                                 NOTIONAL
                                                 VALUE OF      UNREALIZED
CONTRACTS                                        CONTRACTS     DEPRECIATION
---------------------------------------------------------------------------

SHORT FUTURES CONTRACTS:
---------------------------------------------------------------------------
      5    September 2002 British Long Gilts     $  859,144      $(16,739)
      2    September 2002 Japan 10 Yr Bond        2,320,374       (21,198)
                                                                 --------
                                                                 $(37,937)
                                                                 ========

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

7.  CAPITAL STOCK TRANSACTIONS

As of June 30, 2002, there were 5,000,000,000 shares of $0.001 par value capital stock authorized.

Transactions in capital stock for U.S. Short-Term were as follows for the periods indicated:

---------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED                   YEAR ENDED
                                  JUNE 30, 2002 (UNAUDITED)          DECEMBER 31, 2001
                                -----------------------------  ------------------------------
                                  SHARES          AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                     128,114,186   $1,238,795,764    307,534,900   $2,988,368,029
Shares issued related to
  reinvestment of dividends         321,183        3,104,224      1,291,049       12,547,623
                                -----------   --------------   ------------   --------------
                                128,435,369    1,241,899,988    308,825,949    3,000,915,652
Shares redeemed                 136,592,272    1,320,702,719    317,161,641    3,082,158,314
                                -----------   --------------   ------------   --------------
Net decrease                     (8,156,903)  $  (78,802,731)    (8,335,692)  $  (81,242,662)
                                ===========   ==============   ============   ==============

Transactions in capital stock for Limited Duration were as follows for the periods indicated:

--------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED                  YEAR ENDED
                                  JUNE 30, 2002 (UNAUDITED)          DECEMBER 31, 2001
                                -----------------------------  -----------------------------
                                  SHARES         AMOUNT          SHARES         AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                       1,882,861     $19,028,094      6,051,665     $60,251,843
Shares issued related to
  reinvestment of dividends         222,377       2,687,432        592,120       5,920,742
                                -----------     -----------    -----------     -----------
                                  2,105,238      21,715,526      6,643,785      66,172,585
Shares redeemed                     625,152       6,294,763      4,863,700      48,555,111
                                -----------     -----------    -----------     -----------
Net increase                      1,480,086     $15,420,763      1,780,085     $17,617,474
                                ===========     ===========    ===========     ===========

Transactions in capital stock for Inflation-Indexed were as follows for the periods indicated:

--------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED                  YEAR ENDED
                                  JUNE 30, 2002 (UNAUDITED)          DECEMBER 31, 2001
                                -----------------------------  -----------------------------
                                  SHARES         AMOUNT          SHARES         AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                       4,756,938     $48,596,000      3,913,170     $39,676,457
Shares issued related to
  reinvestment of dividends         172,580       1,806,720        120,369       1,236,376
                                -----------     -----------    -----------     -----------
                                  4,929,518      50,402,720      4,033,539      40,912,833
Shares redeemed                   2,153,052      22,600,000        107,371       1,090,000
                                -----------     -----------    -----------     -----------
Net increase                      2,776,466     $27,802,720      3,926,168     $39,822,833
                                ===========     ===========    ===========     ===========

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

7.  CAPITAL STOCK TRANSACTIONS (CONTINUED)
Transactions in capital stock for Mortgage were as follows for the periods indicated:

--------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED                  YEAR ENDED
                                  JUNE 30, 2002 (UNAUDITED)          DECEMBER 31, 2001
                                -----------------------------  -----------------------------
                                  SHARES         AMOUNT          SHARES         AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                              --    $         --      6,769,740     $68,000,000
Shares issued related to
  reinvestment of dividends         914,116       9,218,709      1,785,066      17,855,241
                                -----------    ------------    -----------     -----------
                                    914,116       9,218,709      8,554,806      85,855,241
Shares redeemed                  10,694,066     108,196,307      6,568,984      66,202,557
                                -----------    ------------    -----------     -----------
Net increase (decrease)          (9,779,950)   $(98,977,598)     1,985,822     $19,652,684
                                ===========    ============    ===========     ===========

Transactions in capital stock for Worldwide were as follows for the periods indicated:

--------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED                  YEAR ENDED
                                  JUNE 30, 2002 (UNAUDITED)          DECEMBER 31, 2001
                                -----------------------------  -----------------------------
                                  SHARES         AMOUNT          SHARES         AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                       1,035,516     $ 9,232,597      3,618,663     $32,083,046
Shares issued related to
  reinvestment of dividends         302,275       2,622,429        745,496       6,522,213
                                -----------     -----------    -----------     -----------
                                  1,337,791      11,855,026      4,364,159      38,605,259
Shares redeemed                     942,680       8,222,535      3,765,104      32,930,327
                                -----------     -----------    -----------     -----------
Net increase                        395,111     $ 3,632,491        599,055     $ 5,674,932
                                ===========     ===========    ===========     ===========

Transactions in capital stock for Worldwide Core were as follows for the periods indicated:

--------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED                  YEAR ENDED
                                  JUNE 30, 2002 (UNAUDITED)          DECEMBER 31, 2001
                                -----------------------------  -----------------------------
                                  SHARES         AMOUNT          SHARES         AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                       2,117,679     $23,081,506      3,487,674     $38,212,039
Shares issued related to
  reinvestment of dividends         521,912       5,708,171      1,026,912      11,278,179
                                -----------     -----------    -----------     -----------
                                  2,639,591      28,789,677      4,514,586      49,490,218
Shares redeemed                   3,431,935      37,474,501      3,999,323      43,930,358
                                -----------     -----------    -----------     -----------
Net increase (decrease)            (792,344)    $(8,684,824)       515,263     $ 5,559,860
                                ===========     ===========    ===========     ===========

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

7.  CAPITAL STOCK TRANSACTIONS (CONTINUED)
Transactions in capital stock for International were as follows for the periods indicated:

--------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED                  YEAR ENDED
                                  JUNE 30, 2002 (UNAUDITED)          DECEMBER 31, 2001
                                -----------------------------  -----------------------------
                                  SHARES         AMOUNT          SHARES         AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                       4,104,227     $31,748,479      4,848,518     $38,032,166
Shares issued related to
  reinvestment of dividends         179,228       1,357,084        575,215       4,477,016
                                -----------     -----------    -----------     -----------
                                  4,283,455      33,105,563      5,423,733      42,509,182
Shares redeemed                   3,665,517      28,333,961      5,948,592      46,043,685
                                -----------     -----------    -----------     -----------
Net increase (decrease)             617,938     $ 4,771,602       (524,859)    $(3,534,503)
                                ===========     ===========    ===========     ===========

Transactions in capital stock for Emerging Markets were as follows for the periods indicated:

--------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED                  YEAR ENDED
                                  JUNE 30, 2002 (UNAUDITED)          DECEMBER 31, 2001
                                -----------------------------  -----------------------------
                                  SHARES         AMOUNT          SHARES         AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                          61,349     $   500,000      4,835,083    $ 37,502,003
Shares issued related to
  reinvestment of dividends         187,051       1,497,717        557,241       4,217,760
                                 ----------     -----------    -----------    ------------
                                    248,400       1,997,717      5,392,324      41,719,763
Shares redeemed                     861,300       6,545,878      7,539,818      57,843,379
                                 ----------     -----------    -----------    ------------
Net decrease                       (612,900)    $(4,548,161)    (2,147,494)   $(16,123,616)
                                 ==========     ===========    ===========    ============

8.  REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Each Portfolio may enter into repurchase and reverse repurchase agreements. Under a repurchase agreement, a bank or securities firm which the Portfolio's Investment Adviser has deemed creditworthy (that is a dealer in U.S. Government securities reporting to the Federal Reserve Bank of New York) agrees to sell U.S. Government securities to a Portfolio and repurchase such securities from such Portfolio at a mutually agreed upon price and date. Under a reverse repurchase agreement, a primary or reporting dealer in U.S. Government securities purchases U.S. Government securities from a Portfolio and the Portfolio agrees to repurchase the securities for an agreed price at a later date. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Portfolio may decline below the price of the securities that the Portfolio is obligated to repurchase. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, such Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. When a Portfolio engages in reverse repurchase transactions, the Portfolio will maintain, in a segregated account with its custodian, cash or securities equal in value to those subject to the reverse repurchase agreement. Each Portfolio

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

8. REPURCHASE AND REVERSE REPURCHASE AGREEMENTS (CONTINUED) will engage in repurchase and reverse repurchase transactions with parties selected on the basis of such counterparty's creditworthiness.

During the six months ended June 30, 2002, U.S. Short Term, Worldwide Core and International entered into reverse repurchase agreements. The following table summarizes the interest expenses associated with reverse repurchase agreements, the average amount of reverse repurchase agreements outstanding, and the average interest rate for each Portfolio.

-----------------------------------------------------------------
                                     INTEREST  AVERAGE    AVERAGE
             PORTFOLIO               EXPENSE   BALANCE    RATE
-----------------------------------------------------------------
U.S. Short Term                      $85,744  $8,480,906   2.01%
Worldwide Core                        2,818      279,558   2.00%
International                         3,178      431,161   2.01%

9.  OPTIONS TRANSACTIONS

For hedging purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is limited to the premium paid whether or not the option is exercised. In addition, each Portfolio bears the risk of a change in the market value of the underlying securities should the counterparty to an option contract fail to perform.

Put and call options purchased are accounted for in the same manner as portfolio securities. Investments in option contracts require the Portfolio to "mark to market" option contracts on a daily basis which reflects the change in the market value of the contracts at the close of each day's trading. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by such Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

10.  SWAP TRANSACTIONS

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified notional amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one

FFTW FUNDS, INC.

  JUNE 30, 2002 (UNAUDITED)

10.  SWAP TRANSACTIONS (CONTINUED)
party to the other. Risks include a possibility that no liquid market exists for these obligations, the counterparty may default on its obligation, or unfavorable changes may exist in the value of underlying securities or indices related to a swap contract. The loss incurred by the failure of a counter-party generally is limited to the net payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating overall potential risk.

Worldwide Portfolio entered into a swap agreement under which it agrees to pay the return of a specified global index in exchange for an interest payment based on the London Interbank Offered Rate (LIBOR). The effect of the swap is to hedge the market exposure imbedded in the Portfolio for a current market interest return, plus (or minus) any incremental return achieved in excess of the index return. This type of transaction also serves to hedge currency exposure. The index used pursuant to this hedging technique is the JP Morgan Government Bond Index Non-U.S. Global (Unhedged ) ("JP Morgan Index").

Worldwide Portfolio records swap contracts at the discounted present value of the expected future cash flows of the contracts. Cash paid or received is based on the spread between the monthly change of the JP Morgan Index and LIBOR. The JP Morgan Index consists of an interest expense component (recorded as an offset to interest income) and a capital component (recorded as net realized gain or loss on investments). Income received based on Libor is recorded as interest income. The Portfolio records a net receivable or payable based on the daily fluctuation between LIBOR and the JP Morgan Index. The Portfolio records unrealized gain or loss on the difference between the present value of the swaps contacts and the accrued payable or receiveable.

At June 30, 2002, Worldwide Portfolio had one outstanding swap contract with JP Morgan Chase broken down with the following terms:

-------------------------------------------------------------------------------------------------
 NOTIONAL   TERMINATION             PAYMENT MADE                       PAYMENTS RECEIVED
  AMOUNT       DATE               BY THE PORTFOLIO                     BY THE PORTFOLIO
-------------------------------------------------------------------------------------------------
$3,200,000     9/18/02   % change in JP Morgan Index                         LIBOR

11.  INTEREST ONLY AND PRINCIPAL ONLY SECURITIES

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the mortgage assets ("POs"), while the other class receives most, if not all, of the interest ("IOs"). POs do not pay interest, their returns are solely based on payment of principal at maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

12.  SEGREGATION OF ASSETS

It is the policy of each of the Fund's Portfolios to have its custodian segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund's custodian has been instructed to segregate all assets on a settled basis. The Portfolios will not enter into transactions deemed to create leverage in excess of each Portfolio's ability to segregate up to 100% of its segregated settled assets.

 OFFICERS & DIRECTORS AND OTHER PERTINENT INFORMATION
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Stephen P. Casper
DIRECTOR OF THE FUND AND
VICE PRESIDENT OF THE FUND

John C Head III
DIRECTOR OF THE FUND

Saul H. Hymans
DIRECTOR OF THE FUND

Lawrence B. Krause
DIRECTOR OF THE FUND

Andrea Redmond
DIRECTOR OF THE FUND

Onder John Olcay
CHAIRMAN OF THE BOARD AND
PRESIDENT OF THE FUND

William E. Vastardis
TREASURER OF THE FUND

James Smith
ASSISTANT TREASURER OF THE FUND

Robin S. Meister
SECRETARY OF THE FUND

Jill Grossberg
ASSISTANT SECRETARY OF THE FUND

INVESTMENT ADVISER

Fischer Francis Trees & Watts, Inc.
200 Park Avenue, 46th floor
New York, NY 10166

SUB-ADVISER

Fischer Francis Trees & Watts
2 Royal Exchange
London, EC3V 3LS

ADMINISTRATOR

Investors Capital Services, Inc.
33 Maiden Lane, 4th floor
New York, NY 10038

DISTRIBUTOR

First Fund Distributors, Inc.
4455 East Camelback Rd.
Suite 261E
Phoenix, AZ 85018

CUSTODIAN AND FUND ACCOUNTING AGENT

Investors Bank & Trust Company
200 Clarendon St.
Boston, MA 02116

TRANSFER AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company
200 Clarendon St.
Boston, MA 02116

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

INDEPENDENT AUDITORS

KPMG LLP
757 Third Avenue, 10th floor
New York, NY 10017

--------------------------------------------------------------------------------